                                                                    EXHIBIT 10.3

                              OFFICE BUILDING LEASE
                                  (TRIPLE NET)

      This Office Building Lease (this "LEASE") is made as of the _____ day of March 2005, by and between Pima/Raintree Partners, L.L.C., an Arizona limited liability company (the "LANDLORD"), and eTelecare Global Solutions AZ, Inc., an Arizona corporation (the "TENANT").

RECITALS:

      A. Landlord is the ground lessee of certain real property located in the City of Scottsdale, County of Maricopa, State of Arizona, which is more particularly described on Exhibit A attached hereto (the "LAND"), and has developed thereon an office building generally as shown on the site plan attached hereto as Exhibit B; and

      B. Landlord and Tenant entered into certain leases for Suite 100 and 200 in the Office Building Project (the "PRIOR LEASES"). Tenant is the assignee of Phase 2 Solutions, Inc. interest in the Prior Leases. Landlord and Tenant desire to amend, restate, combine and extend the Prior Leases into this Lease, effective as of July 1, 2005. The Prior Leases shall remain effective until the Rent Commencement Date of this Lease, at which time the parties agreement shall be governed by this Lease.

      NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

                                 1. DEFINITIONS

      The following terms shall have the meanings set forth in this Section 1 unless the context otherwise requires:

      1.1 "ALTERATION" means each and every addition, alteration, demolition, improvement, removal or replacement made to or about the Premises or any part thereof.

      1.2 "COMMON AREAS" means all areas, facilities and systems within the Office Building Project which are neither leased nor designated for lease to tenants, but which are (or at any time hereafter may be) designated by Landlord for the general use, benefit or convenience of tenants and permitted occupants of the Office Building Project and their agents, employees, customers, suppliers and other invitees, including, without limitation, plazas, courts, parking garages, surface parking lots, public rest and service areas, outside lighting fixtures, shrubbery, planters and other landscaped areas, storm drainage and sewer systems, sidewalks, walkways, elevators, escalators, stairways, concourses, entrances, exits and loading areas. Common Areas includes Interior Common Areas.

      1.3 "FIRST LEASE YEAR" means the twelve (12) month period commencing on the Rent Commencement Date.

      1.4 "GUARANTOR" means the Person(s) described in Section 33 below.

      1.5 INTENTIONALLY DELETED.

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      1.6 "LANDLORD" means, at any given time, the then owner of the Landlord's interests in the Premises; provided, however, that for the purposes of Section 9 of this Lease, such term also includes each prior owner thereof.

      1.7 "LANDLORD'S MORTGAGE" means any mortgage or deed of trust constituting a lien on Landlord's interests in the Office Building Project or any part thereof, whether executed and recorded before or after the date hereof, together with (a) all loan agreements and other contractual instruments describing the loan secured thereby and the parties' obligations thereunder, (b) the note or other instrument evidencing the loan secured thereby, (c) all collateral security documents, including, without limitation, financing statements, security agreements and assignments of leases and/or rents executed in connection therewith, and (d) all modifications, amendments, consolidations, extensions, increases, renewals, refinancings and replacements thereof. "LANDLORD'S MORTGAGEE" means the then current holder of, or the then current beneficiary under, a Landlord's Mortgage.

      1.8 "LEASE DATE" means the date hereof.

      1.9 "LEASE INTEREST RATE" means the lesser of (a) the highest lawful rate of interest which may then be charged under applicable law for an interest rate contracted for and agreed to in writing or (b) twelve percent (12%) per annum.

      1.10 "LEASE YEAR" means the First Lease Year and each consecutive twelve
(12) month period thereafter during the Term.

      1.11 "OFFICE BUILDING PROJECT" means (a) the Land, whether owned in fee or ground leased by Landlord, (b) the buildings, parking structures, and other improvements as generally depicted on Exhibit B (and any other improvements now or hereafter situated on the Land), (c) the Common Areas, and (d) any easements or rights of way, at any time designated by Landlord to be part of the Office Building Project; provided, however, that Landlord reserves the right, from time to time, to sell or lease portions of the Office Building Project presently or at any time hereafter existing or constructed for the purpose of occupancy by one or more owners or tenants. The office building generally depicted on Exhibit B in which the Premises will be located is referred to herein as the "OFFICE BUILDING" and is included within the definition of Office Building Project.

      1.12 "PERSON" means any individual, corporation, partnership, unincorporated association, limited liability company, trust, Governmental Authority or other entity.

      1.13 "PREMISES" means that certain office space consisting of Suite 100, which contains twenty-six thousand two hundred fifteen (26,215) square feet, and Suite 200, which contains seven thousand seven hundred (7,551) square feet (each subject to adjustment as provided in Section 2.2 below), each within the Office Building Project.

      1.14 "PROJECTED OCCUPANCY DATE" means August 1, 2005.

      1.15 "RENT" means Fixed Rent and Additional Rent. The Fixed Rent shall be as follows:

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
Per Rentable Square Foot                                         Per Month                  Per Year
------------------------                                         ---------                  --------
Month
1 through 30                          $16.00                     $45,021.33                 $540,256.00
31 though 60                          $17.00                     $47,835.17                 $574,022.00

      1.16 "RENT COMMENCEMENT DATE" means the date on which Tenant's obligation to pay Rent shall commence, which shall be August 1, 2005.

      1.17 "RENTABLE AREA" means the number of square feet of rentable area as set forth in Section 1.13.

      1.18 "SITE PLAN" means the site plan attached hereto as Exhibit B, as the same may be modified from time to time. The Site Plan is divided into rentable space and Common Areas

      1.19 "TENANT DELAYS" means all delays resulting from acts and/or omissions of Tenant.

      1.20 "TENANT IMPROVEMENT ALLOWANCE" means $3.00 per square foot of Rentable Area.

      1.21 "TENANT'S SHARE" means 30.39%.

      1.22 "UNAVOIDABLE DELAYS" means, with respect to the obligation of any Person, delays in the performance of such obligation directly resulting from acts of God, war, national emergency, governmental restriction or delay, civil commotion, strikes, unavailability of materials for which no substitute is readily available, fire or other catastrophe, force majeure and all other causes or events which are beyond such Person's control (financial inability excepted); Landlord or Tenant, as applicable, shall promptly furnish to the other satisfactory evidence of any Unavoidable Delays.

                              2. LEASE OF PREMISES

      2.1 Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises. Except as otherwise provided in this Lease, Tenant shall also have the non-exclusive right to use the Common Areas as provided in Section 12 below.

      2.2 Landlord and Tenant acknowledge that, if the Office Building has not already been constructed, the square feet of the Premises may increase or decrease by up to two percent (2%) of the amount set forth in Section 1.13 above. The Premises shall be constructed substantially in accordance with the floor plan attached hereto as Schedule 2.2. The determination of the square feet of the "as-built" Premises shall be determined and certified by Landlord's architect or engineer, which determination shall be final and binding on Landlord and Tenant absent manifest error. If the certified square feet of the Premises differs from that set forth in Section 1.13 above, each of the Fixed Rent, Rentable Area and Tenant's Share shall, if applicable, be revised accordingly.

      2.3 Landlord shall deliver possession of the Premises in its present condition on August 1, 2005. Tenant acknowledges that its has occupied the Premises pursuant to the Prior Leases and agrees that the condition of the Premises is acceptable for its use.

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      2.4 Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Office Building, the Office Building Project (or any portion thereof) or the suitability of any of the foregoing for the conduct of Tenant's business. Tenant further acknowledges that Landlord has no obligation to construct or complete any additional buildings or improvements within the Office Building Project, other than Landlord's obligation to construct the Office Building containing the Premises and the parking spaces required to be provided Tenant as provided herein.

                                    3. TERM

      3.1 The Premises are leased to Tenant for a term (the "TERM") commencing on the Lease Date and ending on the date (the "TERMINATION DATE") that is the earliest to occur of (a) the day immediately preceding the fifth (5th) anniversary of the Rent Commencement Date or, if properly renewed in accordance herewith, the last day of the applicable Renewal Term, or (b) the day upon which this Lease is sooner terminated in accordance with the terms hereof.

      3.2 Upon the Termination Date, the Term shall end and neither party shall have any further obligations or liabilities hereunder, except (a) as otherwise expressly provided in this Lease, and (b) those obligations and/or liabilities which by their very nature or under the circumstances can only be performed after the Termination Date. In any event, any liability for any payment which is applicable to any period of time at or prior to the Termination Date shall survive the Termination Date.

      3.3 Renewal Terms, if any, shall be governed by the provisions of Exhibit F attached hereto.

  4. FIXED RENT; ADDITIONAL RENT; OPERATING EXPENSES; UTILITIES;
           REAL ESTATE TAXES; LATE CHARGES; SECURITY DEPOSIT

      4.1 From and after the Rent Commencement Date, Tenant agrees to pay to Landlord annual fixed rent for the Premises ("FIXED Rent") in an amount calculated in the manner provided in Section 1.15. Fixed Rent shall be payable during each Lease Year in equal monthly installments on the first day of each calendar month during the Term. If the Rent Commencement Date is a day other than the first day of a calendar month, then Fixed Rent and Additional Rent (as hereafter defined) for (a) any partial calendar month shall be prorated on the basis of the actual number of days in such month, and (b) the month in which the Rent Commencement Date occurs shall be payable on the Rent Commencement Date.

      4.2 In addition to Fixed Rent, Tenant shall pay to Landlord when due all sums of money required to be paid pursuant to the terms hereof, including without limitation, any sums for Tenant's Share of Operating Expenses (including real estate taxes and insurance), together with all other sums of money or charges required to be paid by Tenant under this Lease as additional rent (the "ADDITIONAL RENT"), whether or not the same is designated Additional Rent. If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible with the next installment of Fixed Rent thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. If Tenant fails to pay, when the same is due and payable, any rent or other charge, such unpaid amount shall bear interest at the rate provided in Section 1.9 from the date due to the date of payment.

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      4.3 Tenant shall pay Additional Rent in the manner provided herein and, in the event of the nonpayment thereof, Landlord shall have the same rights and remedies as in the case of nonpayment of Fixed Rent. During the Term, Tenant shall pay to Landlord, on the first day of each calendar month, an amount estimated by Landlord to be one-twelfth (1/12th) of the Additional Rent for such calendar year. The foregoing estimated monthly charge may be adjusted by Landlord at the end of any calendar quarter on the basis of costs incurred by Landlord and/or reasonably anticipated costs for the ensuing quarter. Landlord and Tenant agree that Additional Rent shall be calculated and paid on a calendar year basis and not a Lease Year basis.

      4.4 Within thirty (30) days following the end of any calendar quarter in which Landlord has made an adjustment to estimated Additional Rent, and within ninety (90) days following the end of each calendar year, Landlord shall furnish Tenant with a statement, certified as correct by an authorized representative of Landlord, showing with respect to the applicable period (a) Operating Expenses,
(b) the calculation of Additional Rent, and (c) the payments theretofore made by Tenant. If Additional Rent for such period exceeds Tenant's payments of Additional Rent, Tenant shall pay Landlord the excess within ten (10) days after receipt of such statement. If Tenant's payments exceed the Additional Rent, Landlord may credit such excess against Additional Rent next due or, at Landlord's option, apply such excess to other amounts owed by Tenant to Landlord hereunder and give notice to Tenant of such application; provided, however, if the Term has ended, Landlord shall, within thirty (30) days after Tenant's written demand if no Event of Default then exists hereunder, refund any portion thereof Landlord has not applied to other amounts owed by Tenant to Landlord hereunder.

      4.5 Notwithstanding the foregoing, if Landlord incurs any extraordinary Operating Expenses, Landlord may bill Tenant immediately for Tenant's Share thereof, in which event Tenant shall pay Landlord the amount so billed within ten (10) days thereafter. Such Operating Expenses and payments shall be included in the quarterly and annual adjustments described in Section 4.6 above.

      4.6 "OPERATING EXPENSES" means all sums expended or incurred by Landlord in connection with the Office Building Project, including the management, operation, maintenance and repair thereof. Such sums shall include as applicable, and without limitation (a) costs of materials, tools, equipment and supplies; (b) costs of maintenance, operation, repair, replacement, resurfacing, restriping, cleaning and sweeping of the Office Building Project (including, without limitation, the sidewalks, parking garage(s) and lots, curbs, gutters, signs, sprinkler systems, landscaping, plantings, lighting and other utilities, elevators, directional signs, lanes, bumpers and markers, fire protection, alarm and security systems, lighting systems, storm and sewage drainage systems, utility systems and other Common Areas and facilities), which such activities shall be done in a manner consistent with other first class office building projects in the Scottsdale metropolitan area; (c) labor costs, including payroll taxes and other governmental charges, to implement the services set forth herein; (d) costs of security equipment which Landlord and Tenant deem necessary or appropriate; (e) charges for electricity, gas and all other utilities furnished to the Common Areas, including any taxes on any of such utilities; (f) personal property taxes, possessory interest taxes or amounts equivalent thereto if no possessory interest taxes are assessed, if any (other than Landlord's franchise, stock transfer, income, estate or inheritance taxes); (g) rentals paid to third parties for the use of repair, maintenance and operating equipment, machinery and tools, and depreciation of owned equipment, machinery and tools; (h) Real Estate Taxes; (i) premiums for insurance (including, without limitation, liability, casualty, automobile, pressure vessel, plate glass, rent loss coverage, business interruption and fidelity coverage); (j) accounting fees reasonably and necessarily incurred to determine Operating Expense; (k) capital expenditures which under generally accepted accounting principles, as modified by the customs

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and practices of the real estate industry, may not be depreciated; (l) capital improvements required to be made after completion of the Office Building Project by a Law that was either not in existence or not applicable thereto during construction of the same; (m) capital improvements made after completion of the Office Building Project which result in savings or reductions in Operating Expenses, but only to the extent of the actual savings; (n) sanitary control, removal of trash, rubbish, garbage and other refuse; and (o) reserves equal to twenty cents per square foot of rentable area. Operating Expenses shall also include a fee payable to Landlord as compensation for its management and administration not to exceed 5% of annual Fixed Rent and parking fees. Operating Expenses shall not include (i) wages and salaries of Landlord's employees and agents for time not devoted to the Office Building Project, (ii) sales, rental and leasing commissions, (iii) expenditures for capital improvements and replacements not described above, (iv) amortization payments to Landlord's Mortgagees, (v) costs of any work, service or facilities performed for or furnished to any tenant at such tenant's expense, and (vi) costs of any items to the extent Landlord is reimbursed by insurance or condemnation proceeds, tenants or third parties, (vii) costs of any work, service or facilities performed for or furnished to any tenant at such tenant's expense, (viii) overhead and administrative costs of Landlord not directly incurred in the operation and maintenance of the Office Building Project, (ix) depreciation or amortization of the Office Building Project or its contents or components, (x) expenses for the preparation of space or other work which Landlord performs for any tenant or prospective tenant of the Office Building Project, (xi) expenses incurred in leasing or obtaining new tenants or retaining existing tenants, including in addition to sales, rental and leasing commissions, legal expenses, advertising, entertaining and/or promotion expenses, (xii) interest, amortization or other costs, including legal fees, associated with any mortgage, loan or refinancing of the Office Building Project or any common areas, transfer or recordation taxes and other charges in connection with the transfer of ownership in the Office Building Project, land trust fees, and rental due under any ground lease relating to the property on which the Office Building Project is located, (xiii) expenses incurred for any necessary replacement of any item to the extent that it is covered under warranty, and the cost of correcting defects in the construction of the Office Building Project or any common areas; provided, however, that repairs resulting from ordinary wear and tear shall not be deemed to be defects, (xiv) the cost of any item or service which Tenant separately reimburses Landlord or pays to third parties, or which Landlord provides selectively to one or more tenants of the Office Building Project, other than Tenant, whether or not Landlord is reimbursed by such other tenant(s) (this category shall include the actual cost of any special electrical, heating, ventilation or air conditioning required by any tenant that exceeds normal building standards or is required during times other than standard business hours stated in this Lease), (xv) accounting and legal fees relating to the ownership, construction, leasing, sale of or relating to any litigation in any way involving the Office Building Project, or any common areas, or to the enforcement of the terms of any lease, (xvi) any interest or penalty incurred due to the late payment of any operating expense and/or real estate tax, (xvii) any personal property taxes of the Landlord for equipment or items not used directly in the operation or maintenance of the Office Building Project, nor connected therewith, (xviii) any costs or expenses for sculpture, paintings, or other works of art, including costs incurred with respect to the purchase, ownership, leasing, repair, and/or maintenance of such works of art, (xix) the cost of overtime or other expense to Landlord in performing work expressly provided in this Lease to be borne at Landlord's expense, (xx) all bad debt loss, rent loss, or reserve for bad debt or rent loss, (xxi) payroll and payroll related expenses for any employees in commercial concessions operated by the Landlord, and (xxii) Landlord's executive and managerial salaries.

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Paragraph Cont. 4.6

Notwithstanding the foregoing, for any single expenditure that exceeds $50,000.00 the cost of such item shall be amortized over its useful life and only the applicable amortized amount shall be included in the yearly calculation of Operating Expenses.

  /s/ASG                                                  /s/ [Illegible]
------------                                              ---------------
INITIAL                                                   INITIAL

      4.7 "REAL ESTATE TAXES" means all forms of real estate taxes and assessments (including, without limitation, all assessments for public improvement or benefit), duties, excises, levies, licenses, permit fees and other charges of Governmental Authorities (excluding any transaction privilege, sales, gross receipts, rental occupancy or other like taxes that are covered by
Section 4.11), whether general or special, ordinary or extraordinary, foreseen or unforeseen, of every kind and nature whatsoever, which, at any time prior to or during the Term, may have been or may be assessed, levied, imposed upon or arise or become due or payable out of or in respect of the Office Building Project or any part thereof, any legal or equitable interest of Landlord or Tenant therein, Landlord's rentals or other income therefrom, Landlord's leasing of the Office Building Project or any part thereof, any use, occupancy or operation of the Premises or any part thereof, such franchises as may be appurtenant to the foregoing, this transaction or any document to which Tenant is a party creating or transferring an interest or estate in the Premises or any part thereof; provided. however. that such term shall not include any federal, state, county or municipal franchise, income or unincorporated business tax, or any estate, inheritance, succession, capital stock, transfer or capital gains tax, levied upon Landlord. Notwithstanding the foregoing, if at anytime after the date hereof, the methods of taxation shall be changed so that in lieu of, as a substitute for, or in addition to, the whole or any part of any Real Estate Tax now levied, assessed or imposed, there shall be levied, assessed or imposed
(a) a tax, assessment, levy, imposition or charge on the rents received from real property, or (b) a license fee measured by the rent payable by Tenant to Landlord, or (c) any other substitute tax, assessment, levy, imposition or charge, then all such license fees, taxes, assessments, levies, impositions and charges shall constitute Real Estate Taxes for the purposes hereof, but only to the extent that the same would be imposed on Landlord if Landlord's interests in the Office Building Project were the sole property owned by Landlord and the operation thereof were the sole business in which Landlord was engaged. All costs, expenses, attorneys' fees and consulting fees (including, without limitation, the costs of tax consultants) reasonably incurred by Landlord in connection with attempting to reduce the assessed valuation of land, buildings and improvements comprising the Office Building Project and/or in protesting or contesting the amount or validity of any Real Estate Taxes also shall also constitute Real Estate Taxes for the purposes hereof. If Landlord elects not to so attempt to reduce the assessed valuation of the Office Building Project Tenant shall have the right, at its sole cost, to make such attempt; provided, however, if Tenant is successful in reducing the assessed valuation Landlord shall reimburse Tenant for the portion of the costs incurred by Tenant in such challenge that are in excess of what Tenant would have paid hereunder had Landlord undertaken such challenge. The certificate of non-payment or bill for any Real Estate Tax issued by the appropriate Governmental Authority shall be prima facie evidence that such Real Estate Tax is due and unpaid. If any Real Estate Tax may be paid in installments, then there shall be included in Real Estate Taxes for any year only the installments of such Real Estate Tax so becoming payable during such year (it being the intent of the parties that only the portion of the Real Estate Tax applicable to the period of time during which the Term and the fiscal period of the levying Governmental Authority are coincidental shall be treated as Real Estate Taxes for purposes hereof).

      4.8 Except as expressly provided herein, Rent shall be paid in full, without notice or demand, and without abatement, deduction, suspension, offset, or defense of any kind or nature whatsoever. Specifically, and without limitation, Rent and all other charges payable by Tenant hereunder shall continue to be payable in all events and shall not be affected by (a) any damage or loss to, or destruction or Taking of, the Common Areas or any part thereof,
(b) any limitation or restriction on, or interference with, Tenant's use, occupancy or enjoyment of the Common Areas, (c) any action by any Governmental Authority, (d) any claim which Tenant has or might have

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against Landlord, including any dispute concerning the calculation of Operating
Expenses or Additional Rent, (e) the appearance or occurrence of any defect (whether latent or patent) or change in the condition of the Premises, or (f) any other cause or occurrence. The obligations of Landlord and Tenant hereunder are separate and independent covenants and agreements and not merely conditions.

      4.9 All Rent and other amounts payable by Tenant under this Lease shall be paid to Landlord in lawful money of the United States of America, at Landlord's address set forth in Section 34.11 below (or to such other person or at such other address as Landlord hereafter may direct in writing). Additional Rent payable to third parties shall be paid in accordance with the bills therefor. Payments shall be deemed made (subject to collection) on the date when Landlord (or any applicable third-party) actually receives the same. Notwithstanding anything to the contrary contained in this Lease, Tenant shall pay to Landlord all applicable sales, gross receipts, rental occupancy, transaction privilege, use or similar taxes levied, assessed or imposed upon Landlord or any portion of the Office Building Project on account of this Lease or the payment of Fixed Rent Additional Rent and/or other amounts payable hereunder.

      4.10 If Tenant fails to pay any installment of Rent within ten (10) days after the due date therefor, then Tenant shall pay to Landlord, without notice or demand therefor, as Additional Rent hereunder, a late payment fee equal to five percent (5%) of the unpaid amount. Tenant acknowledges that such amount is a fair and reasonable estimate of the additional costs which Landlord will incur on account of such untimely payment. The late payment fee shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity (including, without limitation, the recovery of interest on all past due amounts), and the payment of any such fee by Tenant shall not restrict Landlord in any respect in the exercise of any other rights and/or remedies, nor shall the same constitute a waiver or release of any obligations of Tenant under this Lease.

      4.11 Upon the commencement of the Prior Leases, Tenant deposited the sum of Forty-three Thousand Seven Hundred Ninety-six and 20/100 Dollars ($43,796.20) as a security deposit for Suites 100 and 200 (the "SECURITY DEPOSIT"). The Security Deposit shall remain on deposit with and held by Landlord, pursuant to the terms of this Lease, to the extent the same has not been distributed or otherwise used pursuant to the Prior Leases or this Lease. The Security Deposit will be held by Landlord as security for the performance by Tenant of its obligations under this Lease. The Security Deposit or any balance thereof will be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within thirty (30) days following the Termination Date or as otherwise required under applicable law. The Security Deposit shall not constitute rent for any portion of the Term, including the last month thereof. If Tenant fails to perform its obligations under this Lease, Landlord may (but is not required to) use, apply or retain all or any portion of the Security Deposit to satisfy such obligation or to otherwise compensate Landlord for any loss or damage which Landlord may suffer by reason thereof. If any portion of the Security Deposit is so used or applied, Tenant shall, within ten
(10) days after Landlord's written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant is not entitled to interest on any portion of the Security Deposit. If Landlord sells its interest in the Premises during the Term and deposits with the purchaser thereof the then balance of the Security Deposit, Landlord will be discharged from any further liability with respect to the Security Deposit. Notwithstanding the foregoing, Tenant may elect to provide Landlord with a letter of credit or pledge a certificate of deposit instead of providing a cash

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security deposit. In such event, the letter of credit or pledged certificate of deposit shall be in form and substance reasonably acceptable to Landlord.

      4.12 Tenant shall have the right, at any time, to examine Landlord's books and records with respect to any statement concerning the Additional Rent. In addition, Tenant shall receive the benefit of any refund due to any error discovered and shall be reimbursed for the reasonable costs of such audit if the error exceeds 5% or more of the Additional Rent charged to Tenant for the period examined.

        5. PARKING; SIGNS; DELIVERIES; ANTENNAE; EASEMENTS AND LICENSES

      5.1 During the Term, Tenant shall have the non-exclusive use of five and 6/10 (5.6) parking spaces in the parking area per 1,000 rentable square feet of Premises. In addition, to the extent Tenant desires any covered parking spaces, Landlord and Tenant shall execute the Covered Spaces Parking License attached hereto as Exhibit H. Landlord agrees not to reduce the number of spaces at the Office Building Project except as required by law.

      5.2 All loading and unloading shall take place at the specified loading areas of the Office Building and shall not interfere with the operation of the Office Building Project or the businesses of other tenants. No parked trucks or delivery vehicles shall at any time obstruct or interfere with the use of any of the Common Areas, and no trucks or delivery vehicles shall be parked outside of the Premises or any adjacent building except when making a delivery or receiving goods for a delivery. When delivery vehicles are not in the process of delivering or receiving goods to or from the Premises, such vehicles shall be parked in areas designated by Landlord for delivery vehicle parking. Tenant, its agents, contractors, subcontractors, vendors, suppliers, employees, servants, licensees, invitees and concessionaires, and its and their respective agents, contractors or employees (collectively, the "TENANT PARTIES") shall not park in driveways, loading areas or reserved parking spaces of other tenants of the Office Building Project. Landlord reserves the right to further reasonably regulate the activities of Tenant in regard to parking, deliveries and servicing of the Premises, and Tenant agrees to abide by, and to cause all other Tenant Parties to abide by, such regulations.

      5.3 Except as provided on Exhibit I attached hereto, no awning, canopy, sign, placard, exterior lighting, aerial or antenna shall be placed, affixed or installed on the doors, roof or exterior walls or windows of the Office Building Project without Landlord's prior written consent. If Landlord gives such consent, Landlord may regulate the manner of display thereof and all installations shall be undertaken by Landlord at Tenant's expense. Landlord may remove, without notice to and at the sole expense of Tenant, any items installed without Landlord's prior written consent or which are being displayed in an unapproved manner. Upon the Termination Date, Tenant, at its own cost and expense, shall forthwith remove all signs, placards, awnings, canopies, antennae and aerials and repair any damage to the Office Building Project resulting from such installation or removal.

      5.4 Any signs approved by Landlord shall be installed only in accordance with (a) Landlord's sign criteria, and (b) all necessary governmental and quasi-governmental requirements. Tenant shall not permit any sign, decoration, lettering or advertising matter on the glass of any window or door of the Premises, or any hanging sign within ten (10) feet of any such window or door, without Landlord's prior written consent. No symbol, design, name, mark or insignia adopted by Landlord for the Office Building Project shall be used without the prior written consent of Landlord. Tenant shall maintain any permitted sign, awning, canopy, decoration, lettering, advertising matter or other thing in good condition and repair at all times.

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      5.5 Notwithstanding anything to the contrary contained herein, Tenant acknowledges that only Landlord has the right to dedicate or otherwise grant and convey easements, licenses and/or rights of access to any Governmental Authority, public service company, utility company or private parties for streets, utility lines and related purposes, and that the consent of Tenant shall not be required therefor. If requested by Landlord, however, Tenant shall join in any such dedication or grant.

          6. MAINTENANCE AND REPAIRS; TENANT'S ALTERATIONS; UTILITIES

      6.1 Off-Premises Maintenance. Landlord shall keep and maintain in good and tenantable condition and repair the exterior and Common Areas including roof structure, exterior walls, and structural floor of the Premises. Landlord shall also maintain in good and tenantable condition, consistent with the maintenance of other first class office projects in the Phoenix metropolitan area, as part of the Operating Expenses (i) pipes and conduits outside the Premises for the furnishing to the Premises of various utilities (except to the extent that the same are the obligation of the appropriate public utility company) and (ii) any nonstructural roof maintenance and replacement. Landlord shall not, however, be required to make repairs necessitated by the negligence or willful misconduct of Tenant, its servants, agents, employees or contractors or anyone claiming under Tenant, or by reason of Tenant's failure to perform or observe any condition or agreement contained in this Lease, or caused by alterations, additions or improvements made by Tenant or anyone claiming under Tenant. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable to Tenant for Landlord's failure to make repairs required hereby unless Tenant has previously notified Landlord, in writing, of the need for such repairs and Landlord has failed to commence and complete said repairs within a reasonable time following receipt of Tenant's written notification. The provisions of any law allowing the deduction from rent of the cost of repairs incurred by Tenant are hereby specifically waived by Tenant.

      6.2 Maintenance of Premises. Except as provided in paragraph 6.1 above, Tenant shall, at its sole cost and expense, maintain the premises in a good state of repair and operation, both interior and exterior, including, without limitation, the windows, glass, plate glass, store front, doors, demising walls, ceiling, floor covering, plumbing, pipes, electrical wiring, switches and conduits, mechanical equipment, including without limitation all heating, ventilating and air conditioning equipment, and all other fixtures and equipment relating to the Premises; provided, however, Tenant shall have no responsibility to maintain any structural components of the Office Building or any exterior items other than doors and plate glass. Landlord shall have the right to contract for periodic servicing and maintenance of the heating, ventilating and air conditioning equipment, and Tenant agrees to promptly reimburse Landlord for the cost thereof upon receipt of a statement. Prior to beginning any repair or replacement of any heating, ventilating and air conditioning equipment, or exterior portions of the Premises, Tenant shall notify Landlord in writing and obtain Landlord's written approval of the means of repair or replacement, the specifications for replacement equipment, and the contractor responsible for performing the work. Notwithstanding the foregoing, Tenant may not paint, change or modify in any manner the exterior of the Premises without first obtaining Landlord's written consent, which such consent may be withheld in Landlord's sole discretion.

      6.3 Landlord's Right to Repair. If Landlord reasonably considers that some item of maintenance or repair is needed, Landlord shall so notify Tenant in writing, and Tenant shall effect such maintenance or repair within ten (10) days after such written notice. If Tenant fails to timely effect such maintenance or repair, Landlord may effect such maintenance or repair, and

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Tenant shall immediately reimburse Landlord for the cost thereof, plus a administrative charge of ten percent (10%) for Landlord's supervision thereof.

      6.4 Sanitation. Tenant shall provide and maintain in and about the interior of the Premises sufficient sanitary receptacles in which to place any refuse or trash. Tenant shall not have any exterior sanitary receptacles without Landlord's prior written consent. Tenant shall use the sanitary facilities in such a manner as to maintain a clean and sanitary condition and all refuse placed in any exterior sanitary receptacles shall be compacted, and placed in tied bags.

      6.5 Alterations. Tenant shall not, at anytime during the Term, make any Alterations without Landlord's prior written approval, such approval not to be unreasonably withheld; provided, however, if the Alteration is a structural Alteration, Landlord's may give, withhold or condition its approval in its sole and absolute discretion. Landlord's approval of other Alterations shall not be unreasonably withheld. Landlord hereby approves any purely cosmetic Alterations which comply with Landlord's then-existing "TENANT IMPROVEMENT CRITERIA" and applicable law ("COSMETIC ALTERATIONS"). Landlord shall have the right to remove any Alteration made by Tenant which has not received the prior written approval of Landlord, and Tenant shall be responsible for the costs thereof as well as for the costs of repairing any damage caused to the Office Building or the Common Areas (or the facilities serving the same) by virtue of such Alteration and/or the removal thereof. Tenant shall be entitled to a Tenant Improvement Allowance in the amount of $3.00 per square foot of the Premises to be used for Cosmetic Alterations and other non-structural Alterations to the Premises, payable upon Rent Commencement Date. Landlord shall install at its own cost mid-grade (not exceeding $20.00 per yard) carpet tile as approved by Tenant and a computerized energy management system to monitor each HVAC unit as approved by Tenant.

      6.6 Conditions for Alterations. Tenant agrees that approved Alterations (other than Cosmetic Alterations) shall be made only in accordance with the following conditions and standards: (a) no Event of Default shall then exist hereunder, (b) Landlord shall have been furnished with accurate, complete and legible plans, specifications and drawings prepared by Tenant's architect in respect of the proposed Alteration and shall have given its written approval thereto, which approval shall not be unreasonably withheld, delayed or conditioned, (c) each Landlord's Mortgagee shall have given its approval thereto if required under the terms of its Landlord's Mortgage, (d) each Alteration shall be made under the supervision of a registered engineer or architect, (e) no Alteration shall change the type, character, exterior appearance or location, or reduce the size or diminish the value of the Office Building Project or any portion thereof, or cause the traffic flow to and from or around the Premises to be impaired, or be made in violation of any applicable Law (including, without limitation, all building, environmental and zoning laws), any Order by any Insurance Board or any provision of any insurance policy required by this Lease, or in a manner which would render title to the Office Building Project or any portion thereof unmarketable (by reason of encroachments or otherwise), or which would adversely affect the proper functioning of any of the utility or other systems therein, (f) all Alterations shall be made by a licensed contractor with reasonable diligence and dispatch and in a first-class manner with good quality materials in accordance with Landlord's then-existing Tenant Improvement Criteria and with good workmanship, (g) before any Alteration is begun, Tenant shall procure, at its own expense, all necessary Permits for the Alteration and shall deliver copies thereof to Landlord, (h) promptly after completion of each Alteration, Tenant shall deliver to Landlord a complete set of the final plans and specifications, marked to reflect any changes made during the course of construction, and (i) Tenant shall pay all costs, expenses and liabilities, and shall keep the Premises free and clear of all liens, claims and encumbrances, arising out of the Alteration. Landlord shall not be required to make any contribution to the cost of any such

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Alterations, and Tenant hereby indemnifies and holds Landlord harmless for, from and against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys' fees and disbursements) arising out of or in connection with any such Alteration, and agrees to reimburse Landlord, upon demand, for all of the foregoing as Additional Rent.

      6.7 Removal of Alterations. All Alterations shall become the property of Landlord and title thereto shall automatically vest in Landlord without the necessity of Tenant executing any further instrument and without the necessity of any payment therefor by Landlord. Upon the Termination Date, Tenant shall not remove any Alterations from the Premises, provided, however, that Landlord may, by written notice delivered to Tenant concurrently with Landlord's approval of the final working drawings for any Alterations, identify those Alterations which Landlord will require to be removed at the end of the Term. Landlord may also require the removal of Alterations which were made in violation of this Section
6. Any such Alterations shall be removed (and any damage to the Office Building Project caused by such removal shall be repaired) by Landlord or Tenant (at Landlord's option) at Tenant's sole expense. Landlord agrees that Tenant may remove all of its trade fixtures provided Tenant, at its sole expense, repairs any and all damage to the Premises resulting from such removal.

      6.8 Utility Charges. Tenant shall pay before delinquency all charges for water, gas, heat, electricity, power, telephone service, trash, and all other services or utilities not provided by Landlord, if any, which are used in, on or about the Premises by Tenant or any other Tenant Party during the Term. Any security deposits or connection charges required by any utility company shall be paid by Tenant. Landlord shall not be liable in damages or otherwise in the event of any failure or interruption of any utility supplied to the Premises (whether or not provided by Landlord), and no such failure shall be deemed a constructive or actual eviction or a breach by Landlord of any covenant for quiet enjoyment or any other covenant in this Lease, nor entitle Tenant to terminate this Lease.

                                    7. TAXES

      7.1 Real Estate Taxes shall be included in Operating Expenses and paid by Tenant in accordance with Section 5 hereof.

      7.2 Tenant shall pay directly to the levying Governmental Authority, at least thirty (30) days prior to delinquency, all personal property taxes levied upon all of Tenant's trade fixtures, equipment and other personal property located on the Premises (collectively, "TENANT'S EQUIPMENT") and all other taxes which may be imposed, levied or assessed upon this Lease or upon any rental or other payments of any kind or nature whatsoever made hereunder or in connection herewith or with the conduct of Tenant's business operations or any rentals received by Tenant from permitted subtenants, licensees, concessionaires or other permitted users or occupants of all or any portion of the Premises. If any or all of Tenant's Equipment shall be assessed and taxed with Landlord's real or personal property, Tenant shall, within five (5) days after written demand from Landlord, pay the amount of such taxes which are attributable to Tenant's Equipment, as reasonably determined by Landlord.

                                  8. INSURANCE

      8.1 Tenant agrees that it will carry and maintain during the entire Lease Term, at Tenant's sole expense, the following types of insurance, in the amounts specified and in the form hereinafter provided:

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            (a) Liability Insurance.

                  (i) Commercial General Liability Insurance with standard exclusions only in an amount of not less than $2,000,000, per occurrence and annual aggregate for bodily injury and property damage and shall insure all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from operations at or relating to the Premises. Fire legal liability shall be maintained in the amount of $50,000 or such higher amount deemed reasonable by Landlord.

                  (ii) Commercial Automobile Liability including the ownership, maintenance and use of any motor vehicle owned, hired and non-owned in the following minimum amount: bodily injury/property damage, each occurrence, combined single limit of $2,000,000, including medical payments of $5,000 per person and uninsured motorists of $500,000 minimum.

                  (iii) Workers' Compensation - the policy shall be in full compliance with all laws governing Workers' Compensation, including employer's liability insurance with limits of not less than $1,000,000.

            (b) Tenant Improvements insurance covering Tenant's trade fixtures, signs, and personal property from time to time in, on or upon the Premises, in an amount not less than 90% of their full replacement cost, without depreciation, from time to time during the Lease Term as covered in an "all risk" insurance policy. All policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 10 hereof, whereupon all proceeds of insurance covering Tenant's leasehold improvements and any alterations or additions permitted under Article 6 hereof shall be payable to Landlord.

      8.2 (a) All policies of insurance required to be carried by Tenant, its agents, representatives or contractors, shall be issued by insurance companies with a general policyholder's rating of not less than A and a financial rating of not less than Class VII as rated in the most currently available Best's Insurance Reports and qualified to do business in the state where the Premises are located.

            (b) The policy required by Section 8.1(a)(i) shall make Landlord, Landlord's agents and Landlord's first mortgagee or beneficiary additional insureds. Such policies shall be for the mutual and joint benefit and protection of Landlord, Landlord's agents and Landlord's first mortgagee or beneficiary.

            (c) Executed copies of certificates of insurance shall be delivered to Landlord before Landlord delivers possession of the Premises to Tenant and there after at least thirty (30) days before the expiration of the term of each such policy.

            (d) Any such certificate shall include evidence of all requirements including without limitation, those which designate additional insureds under
Section 8.2(b), and which evidence Tenant's insurers' waivers of subrogation required under Section 8.5 and agreements to give the notices specified in
Section 8.2(g).

            (e) As any policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in a like manner.

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            (f) All liability (Commercial General Liability) and all property policies shall be written as primary policies, not contributing with, and not in excess of, coverage which Landlord may carry.

            (g) All policies of insurance must contain a provision that the company writing said policy will give Landlord at least thirty (30) days notice, in writing in advance of any cancellation or lapse, except for nonpayment of premium, in which event ten (10) days notice shall be given, and thirty (30) days notice of the effective date of any reduction in the amount of insurance (it being understood that Tenant shall have no right to reduce such policy).

            (h) Notwithstanding anything to the contrary contained in this Article, Tenant's obligation to carry) the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Tenant as long as: (a) Landlord, Landlord's agents and Landlord's first mortgagee or beneficiary shall be additional insured under the commercial general liability policy required hereunder as their interests may appear; (b) the coverage afforded Landlord will not be reduced or diminished by reason of the use of such blanket policy of insurance; and (c) the requirements set forth herein are otherwise satisfied. Tenant shall permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Premises for which policies or copies of certificates thereof are not required to be delivered to Landlord, if any.

      8.3 Landlord's Insurance Obligations

            (a) Landlord shall maintain in effect a policy or policies of casualty and liability insurance as is set forth in this Lease to be maintained by Landlord and covering the Building of which the Premises are apart. Such coverage shall be written in an amount not less than 100% of its full replacement costs (exclusive of excavations foundations and footings) during the Lease Term. It shall provide protection against all risk (and Earthquake and Flood insurance if Landlord deems desirable) and such further insurance as Landlord or Landlord's lender deems necessary and desirable. Landlord's liability insurance shall be Commercial General Liability Insurance with standard exclusions only in an amount of not less than $2,000,000, per occurrence and annual aggregate for bodily injury and property damage and shall insure all claims for bodily injury, including death resulting therefrom, and damage to the property of others arising from operations at or relating to the Office Building Project.

            (b) Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Landlord, as long as the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy or policies of insurance. If Landlord carries insurance under a blanket policy or policies the insurance allocation among office buildings covered by such policy or policies shall be determined according to standard industry practices. Landlord agrees to obtain at least 2 bids for such insurance from qualified providers and to place such insurance with the lowest responsible bidder.

      8.4 Insurance Use Restrictions

            (a) Tenant agrees that it will not at anytime during the Lease Term carry any stock or goods or do anything in or about the Premises which will tend to increase the insurance rates upon the building of which the Premises are a part.

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            (b) Tenant shall pay to Landlord forthwith upon demand the amount of any increase in premiums for insurance against loss by fire or any other peril normally covered by fire and extended coverage insurance that may be charged during the Lease Term on the amount of insurance to be carried by Landlord on the building of which the Premises are a part resulting from the foregoing or from Tenant's doing any act in or about the Premises which does so increase the insurance rates, whether or not Landlord shall have consented to such act on the part of Tenant.

            (c) If Tenant installs upon the Premises any electrical equipment which constitutes an overload on the electricallines of the Premises. Tenant shall at its own expense, make whatever changes or provide whatever equipment safeguards are necessary to comply with the requirements of the insurance underwriters and any governmental authority having jurisdiction there over but nothing contained herein shall be deemed to constitute Landlord's consent to such overloading.

      8.5 To the extent any such loss or damage is covered by fire or other casualty insurance carried or required to be carried under this Lease, each party hereby waives any right it has against the other, on account of any loss or damage occasioned to Landlord or Tenant, as the case may be, their respective properties, the Premises or their contents, or to other portions of the Office Building Project. Each party shall cause its insurance companies to waive any right of subrogation against the other with respect thereto.

                                  9. INDEMNITY

      9.1 Tenant assumes the risk of, and shall indemnify and hold Landlord (including its members, officers, partners, employees, and agents) harmless for, from and against any and all claims, demands, actions, damages, injuries, judgments, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees, disbursements and court costs) arising out of, related to or incurred in connection with any of the following occurring during the Term, except to the extent caused by Landlord's gross negligence or intentional misconduct: (a) anything done in, on or about the Premises or adjacent thereto (including, without limitation, the making of repairs or Alterations), (b) any use, non-use, misuse, condition, operation, maintenance or repair of the Premises or any part thereof, (c) any injury or death to any person or any loss, damage or destruction to any property occurring in, on or about the Premises or adjacent thereto, (d) any injury, death, damage, loss or destruction occurring anywhere else in, on or about the Office Building Project occasioned wholly or in part by any act or omission of Tenant or any other Tenant Party, (e) any failure on the part of Tenant to perform or comply with any of its obligations under this Lease, (f) any spill, leakage, discharge or seepage of pollutants, or radioactive, hazardous or toxic chemicals, materials, waste or substances, or other matters affecting air, ground, water and/or environmental quality or safety caused or contributed to by acts or omissions of Tenant or any other Tenant Party, and/or (g) subject to the waiver of subrogation contained in Section 8.5 above, any negligent, willful, intentional or other tortuous act committed by Tenant or any other Tenant Party. If any action or proceeding is brought against Landlord by reason of any of the foregoing, Tenant shall. at its sole expense, defend the same by counsel approved by Landlord.

      9.2 Tenant, as a material consideration to Landlord, agrees that Landlord shall not be liable to Tenant or any other person or entity for (a) the condition or state of repair of the Premises or any part thereof, (b) Tenant's failure to make any repairs, (c) any loss, destruction or damage to the Premises or any part thereof or to any other property (including, without limitation, any Alterations or the property of any other persons or entities) at any time contained in or

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located upon the Premises, or (d) death or injury to persons in, on or about the
Premises, in each case regardless of the cause, except only to the extent caused by Landlord's negligence or intentional misconduct). Tenant hereby assumes, as a material consideration to Landlord, all risks of any such damage, injury or loss, and waives, as against Landlord, all claims in respect thereof. In no event shall Landlord be liable for any injury, loss or damage caused by other users or occupants of the Office Building, including Tenant Parties, or by public or quasi-public construction operations.

      9.3 The provisions of this Section 9 shall (a) not in anyway be affected by the absence in any case of any covering insurance or the failure or refusal of any insurance company to perform any obligation on its part, and (b) shall survive the termination of this Lease.

                           10. DAMAGE AND DESTRUCTION

      10.1 In the event of any destruction, loss or damage to all or any portion of the Premises, Office Building or Common Areas (a "CASUALTY") due to fire, flood, earthquake or other casualty, Tenant shall give immediate Notice thereof to Landlord. Landlord shall, subject to the provisions of Section 10.2 below and to Unavoidable Delays, at Landlord's expense, promptly proceed to repair the Premises, Office Building or Common Areas or the portions thereof so affected as nearly as practical to the same condition that existed immediately prior to the occurrence of such Casualty. At the same time, Tenant shall, at its own expense, cause to be repaired any lost, damaged or destroyed personal property and Tenant's Equipment. Tenant shall comply with the provisions of Sections 6.3 and
6.4 hereof in making such repairs. Except as otherwise provided in Section 10.2 below, no Casualty occurring to the Premises or Office Building Project or any part thereof, shall (a) except as provided herein, relieve Tenant from any of its obligations under this Lease, (b) constitute an actual or constructive eviction, (c) entitle or permit Tenant to terminate this Lease or to quit or surrender the Premises or any part thereof. In the event of repair, reconstruction and restoration as provided in this Article 10, the Rent payable hereunder shall be equitably abated proportionately by the degree to which Tenant's use of the Premises is impaired during the remainder period of repair, reconstruction and restoration. Tenant shall continue the operation of its business on the Premises during any such period to the extent reasonably practical from the standpoint of prudent business management Tenant shall not be entitled to any compensation or damages from Landlord for loss of use or the whole or any part of the Premises, the Office Building, the Office Building Project, Tenant's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

      10.2 Landlord shall provide Notice to Tenant if at anytime during the Term
(a) more than fifteen percent (15%) of the total floor area of the Premises or more than fifteen percent (15%) of the Common Areas has been materially damaged by any Casualty, and (b) such damage cannot, within nine (9) months thereafter, be repaired to substantially the same condition that existed immediately prior to the Casualty. Within thirty (30) days after such Notice, either Landlord or Tenant may terminate this Lease by written Notice specifying a termination date of not less than thirty (30) days thereafter. If such Notice is given, then (i) this Lease shall terminate on the date specified in the Notice, (ii) Tenant shall pay all Rent and other amounts due through such specified termination date, and any payments of Rent and other amounts previously made by Tenant for any period subsequent to such date shall, so long as no Event of Default then exists hereunder, be returned to Tenant after first deducting therefrom all amounts owed by Tenant, (iii) all insurance proceeds relating to the Office Building Project shall be paid to and retained by Landlord (excepting only insurance proceeds relating to Tenant's Equipment, which shall be paid to and retained by Tenant), and (iv) Landlord shall have no obligation to repair the Office Building Project or any portion thereof.

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      10.3 Tenant agrees that (a) Landlord shall not be liable for any loss of use of the Premises or Common Areas or Tenant's Equipment or any inconvenience to Tenant or interruption of Tenant's business resulting in any way from any Casualty or the repair thereof, and (b) Landlord will not carry insurance of any kind on Tenant's Equipment or any Alterations made by Tenant, and Landlord shall not be obligated to repair or replace the same or bear any risk of loss with respect thereto.

      10.4 If this Lease expires or terminates prior to the repair of the Premises, Landlord shall be entitled to the unexpended balance of insurance proceeds from policies maintained by Landlord.

                                11. CONDEMNATION

      11.1 If at any time during the Term more than fifteen percent (15%) of the Premises or Common Areas is permanently taken for any public or quasi-public purpose by condemnation or eminent domain or by agreement in lieu thereof (a "TAKING"), then (a) this Lease shall terminate on the date of such Taking, (b) Tenant shall pay all Rent and other amounts due through such termination date, and any payments of Rent and other amounts previously made by Tenant for any period subsequent to such termination date shall, so long as no Event of Default then exists hereunder, be returned to Tenant after first deducting therefrom all amounts owed by Tenant, and (c) Landlord shall be entitled to the entire award for the fee interest in the Office Building Project, free of any claim thereto by Tenant for the value of the unexpired portion of the Term.

      11.2 If at any time during the Term there is a Taking of less than fifteen percent (15%) of the Premises or Office Building (a "PARTIAL TAKING"), then (a) this Lease shall continue in full force and effect, (b) Landlord shall, at its sole cost and expense but subject to the availability and adequacy of any award for such Partial Taking, endeavor to perform (if practical) any necessary repairs to the remaining portion of the Office Building Project, (c) Tenant's obligations to pay Rent and to perform its other obligations hereunder shall continue, except that Rent shall be equitably adjusted to reflect the Rentable Area of the Premises from and after the Partial Taking, and (d) Landlord shall be entitled to the entire award for the fee interest in the Office Building Project, free of any claim thereto by Tenant.

                                12. COMMON AREAS

      12.1 During the Term, Tenant shall have the non-exclusive right to use the Common Areas, as such Common Areas may be enlarged or reduced from time to time; provided, however, that the temporary or permanent unavailability due to damage, destruction or Taking of any or all of such Common Areas (so long as such permanent unavailability does not materially and adversely affect Tenant's access to or from public streets or reduce the available parking spaces below applicable legal requirements) shall not constitute a violation of this covenant. The scope of the Common Areas, as well as the manner, nature and method of their repair, maintenance and operation, shall be subject to the reasonable discretion of Landlord. Specifically, and without limitation, Landlord may, upon prior written notice to Tenant at any time or from time to time temporarily close any Common Area to make repairs or changes therein or within the Office Building Project, to prevent the acquisition of public rights in such area and/or to discourage non-customer parking. Landlord may do such other acts in and to the Common Areas as it deems desirable to improve the convenience thereof Landlord, at Landlord's cost and expense, shall, in the Common Areas, construct a designated break area/smoking area either on the south side of one building or in between the two buildings.

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      12.2 Tenant shall not at any time interfere, or allow any other Tenant
Parties to interfere, with the rights of Landlord or other persons or entities (including other tenants) to use any part of the Common Areas. Landlord shall have the right to regulate, by means of the Rules and Regulations, the use of the Common Areas, including, without limitation, the right, subject to the provisions of the Parking Space License Agreement, to designate specific areas in which vehicles owned by Tenant and other Tenant Parties must be parked, to prohibit the parking of any such vehicles in any other part of the Office Building Project, to cause to be towed away (without liability on Landlord's part) any vehicles parked in derogation of the Rules and Regulations and to be furnished with such information concerning Tenant Parties and their vehicles as Landlord may reasonably request. Landlord may, at all times during the Term, exclude and restrain any disruptive or offensive persons from the use or occupancy of the Common Areas. None of the Common Areas shall be used for sidewalk kiosks, displays of merchandise or for the conduct of any business, operation, occupation or undertaking without Landlord's prior written consent. Tenant shall not use, or permit any other Tenant Party to use, the Common Areas for (a) canvassing, (b) soliciting or distributing handbills, leaflets or other advertising matter, (c) demonstrations, picketing or political or religious rallies, or (d) any other activity which would interfere with the use of the Common Areas or the conduct of business in the Office Building Project or the rights of Landlord or other occupants or users of the Office Building Project.

                             13. DISCHARGE OF LIENS

      13.1 Tenant shall neither create nor permit to be created or to remain (a) any lien, encumbrance or other charge on the Office Building Project or any portion thereof, or (b) any other matter or thing which impairs Landlord's interests in the Office Building Project or any part thereof or in the income therefrom. Tenant shall, within twenty (20) days after Notice of any such lien, encumbrance, charge, matter or thing, cause the same to be fully removed, discharged and remedied. Tenant shall cause to be promptly and fully paid all work performed at, and all materials, supplies and equipment delivered to, the Premises for or on behalf of Tenant or any other Tenant Party. If a dispute arises between Tenant and one of its contractors or materialmen, Tenant shall make satisfactory arrangements to prevent the filing of any lien in connection therewith.

      13.2 Nothing contained in this Lease shall be construed as constituting the consent (express or implied) of Landlord to any contractor, subcontractor, laborer or materialman for the performance of any labor in or on, the furnishing of any materials to, the making of any specific repair, replacement, improvement, addition, removal and/or alteration to, or the repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to the filing of any lien against the Office Building Project or any part thereof; nor as authorizing the Premises or Office Building Project or any part thereof or any interest therein to be charged with any mechanic's, materialman's or other lien or encumbrance whatsoever.

      13.3 Notice is hereby given, and Tenant shall cause all construction contracts to which it is a party to so provide, that (a) Landlord shall not be liable for any labor, materials or services furnished, or to be furnished to Tenant, (b) all contractors, materialmen, suppliers and vendors performing any work and/or delivering any materials to the Premises for or on behalf of Tenant shall not look to Landlord, the Office Building Project or any of Landlord's other assets for payment therefor, and (c) no mechanic's, materialmen's or other lien for any such labor, materials or services shall attach to or affect the rights or interests of Landlord in this Lease or to any interest in the Office Building Project or any part thereof or any rentals therefrom.

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                               14. USE OF PREMISES

      14.1 Tenant shall use and occupy the Premises throughout the Term only for general office purposes. Notwithstanding anything to the contrary herein, Tenant shall have access to the Premises twenty-four (24) hours a day, seven (7) days a week, on reasonable terms and conditions provided by Landlord. At Tenant's sole cost and expense, Tenant shall have use of the HVAC systems pertaining to the Premises twenty-four (24) hours a day, seven (7) days a week.

      14.2 Tenant shall not use or occupy or allow the Premises or any part thereof to be used or occupied for any objectionable, offensive or immoral purpose, or in violation of any of the insurance policies referred to in Section 8 hereof, or in contravention of any Law, Insurance Board Order, certificate of occupancy or other Permit covering or affecting the use or occupancy of the Office Building Project or any part thereof, or in any manner which, in Landlord's reasonable judgment, would adversely affect the appearance, condition, safety, character, reputation or value of the Premises or the Office Building Project or the proper or efficient rendering of any utility or service to all or any part thereof, or which could reasonably be expected to be offensive or objectionable, or which interferes with the quiet enjoyment of the Office Building Project by Landlord or the other occupants or users thereof. Tenant shall not cause any act to be done or any condition to exist at the Premises or any part thereof which may constitute a public or private nuisance or which may make unobtainable, cause a cancellation of or increase the existing rate for any insurance with respect to the Office Building Project, or which may violate any provision of this Lease. If Tenant's use of the Premises results in any increase in insurance premiums for the Office Building Project or any part thereof, Tenant shall, within five (5) days after written demand, pay the amount of such increase to Landlord as Additional Rent.

      14.3 Tenant agrees that it shall neither create nor suffer to exist any easement, license, or right of access across the Premises in favor of any person or entity without the prior written consent of Landlord.

      14.4 Tenant shall keep the Premises free of any objectionable noises or odors, and shall neither dump nor store waste materials or refuse or allow the same to remain in, on or about any part of the Premises or the Office Building Project except in enclosed receptacles provided by Tenant and located in areas designated by Landlord. Tenant agrees to cause such receptacles to be emptied and trash removed at its own expense on a sufficiently frequent basis to keep the designated areas sightly and sanitary.

      14.5 Tenant shall not use or allow the Premises or any portion thereof to be used for the conduct of any retail business (including, without limitation, as a second-hand store, auction site, or distress, fire, bankruptcy or going-out-of-business sale), or as a place of lodging or manufacturing, or for the storage of merchandise (except as such storage may be incidental to the use of the Premises for the purposes permitted under Section 14.1 hereof).

      14.6 Tenant shall not store, display or sell merchandise, or allow the same to be stored, sold or displayed, or allow any other objects to be stored or kept, or conduct any business, operation, occupation or undertaking, outside the exterior walls of the Office Building, and Tenant shall not use or permit to be used any flashing light, rotating device, musical instrument, loudspeaker, sound amplifier, phonograph or radio or television broadcast in a manner which can be heard, seen or experienced outside of the Premises.

                       15. CONDITION OF TITLE TO PREMISES

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      The Premises are leased to Tenant, and Tenant hereby accepts the same, subject to all liens, encumbrances, easements and other matters of record including, without limitation, those set forth on Exhibit J attached hereto and incorporated herein, and to all Laws of Governmental Authorities now or hereafter affecting or governing the Office Building Project or any portion thereof (collectively, the "PERMITTED EXCEPTIONS").

                        16. ENTRY ON PREMISES BY LANDLORD

      16.1 Tenant shall permit Landlord and its authorized representatives and designees to enter the Premises for the purposes of (a) inspecting the same, (b) monitoring Tenant's compliance with the terms and conditions of this Lease, (c) posting notices to protect its rights, (d) to the extent Landlord so elects, making any repairs thereto and performing any work therein which Landlord is obligated to perform under the provisions of this Lease or which may be necessary in case of emergency or by reason of Tenant's failure to make any repairs or perform any work which Tenant is obligated to perform hereunder, and
(e) exercising any of its rights or performing any of its obligations under this Lease. Nothing herein contained shall be construed as (i) increasing Landlord's obligations under this Lease, or (ii) imposing any duty on Landlord to make any repairs or perform any work which Tenant is obligated to perform hereunder, and Landlord's performance thereof shall not constitute a waiver of Tenant's default in failing to perform the same. Landlord shall have the right to receive reimbursement in respect thereof as provided in Section 17 hereof:

      16.2 Landlord and its designees also shall have the right to enter the Premises at all reasonable times upon twenty-four (24) hour advance written notice for the purpose of showing the Premises to prospective purchasers or mortgagees of Landlord's interests in the Office Building Project or any part thereof and, during the six (6) months prior to the expiration of the Term, for the purpose of showing the same to prospective tenants. In either event, Landlord shall use reasonable efforts to avoid unreasonable interference with Tenant's business.

      16.3 For each of the purposes set forth in this Section 16, Landlord shall at all times have and retain keys and/or access cards to unlock all doors on the Premises, excluding Tenant's vaults (if any), and Landlord shall have the right to use any and all means to open said doors in an emergency. Landlord shall not be liable for admitting or refusing to admit any Tenant Party to the Premises with the keys and/or access cards retained by Landlord. Tenant shall not change the door locks on the Premises. Upon Tenant's reasonable request, Landlord shall make such changes at Tenant's cost.

      16.4 Landlord's entry shall be permitted without the same constituting (a) a forcible or unlawful entry into, or a detainer, of the Premises, (b) a constructive eviction of Tenant in whole or in part, (c) a nuisance, or (d) a breach of this Lease. Landlord shall not be liable to Tenant for any loss or interruption of business or otherwise, and Tenant's obligations under this Lease shall not be affected (including, without limitation, the obligation to pay
Rent) by reason of any such entry and/or the making of any repairs, alterations, decorations, additions or improvements to the Premises.

               17. LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

      If Tenant fails to perform any obligation under this Lease, Landlord may, at its option and upon five (5) days Notice (or immediately in the case of an emergency), cause the same to be performed for Tenant's account. In connection therewith, Landlord may enter upon the Premises and take such action, incur such expenses and employ such counsel as may be necessary or

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desirable therefor, all without waiving or curing Tenant's default in failing to do the same. All costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord in connection therewith, together with interest thereon at the Lease Interest Rate, shall be paid by Tenant to Landlord as Additional Rent upon demand therefor. In addition, if Tenant fails to maintain the insurance required under Section 8 hereof Landlord shall be entitled to recover all damages resulting therefrom, including, without limitation, the amount of any uninsured losses, together with all costs and attorneys' fees incurred in connection therewith.

                            18. COMPLIANCE WITH LAWS

      Tenant shall promptly comply, at its own expense, with (a) all present and future legislative, judicial and administrative statutes, codes, laws, acts, ordinances, orders, judgments, decrees, injunctions, decisions, roles, resolutions, restrictions, regulations and requirements (collectively, "LAWS") of all federal, state, county, municipal and other governments, and all courts, departments, commissions, boards, bureaus, agencies, authorities, offices, officials and officers thereof ("GOVERNMENTAL AUTHORITIES"), and (b) all orders, rules and regulations ("ORDERS") of the National and Local Boards of Fire Underwriters or any other body or bodies exercising similar functions ("INSURANCE BOARDS"), in each case to the extent applicable to the use, condition, occupancy or operation of the Office Building Project and/or Premises (or any portion thereof) by Tenant or any other Tenant Party. Tenant shall comply with such Laws and Orders whether the same are foreseen or unforeseen or ordinary or extraordinary or interfere with the use or enjoyment of the Premises. Tenant also shall procure and maintain in full force and effect, at its expense, all permits, licenses, approvals and other authorizations (collectively "PERMITS") necessary for the lawful use, occupancy and/or operation of the Premises and for the conduct of business thereat by Tenant or any other Tenant Party. Landlord shall, if necessary, join with Tenant in applying for the same, all at Tenant's expense. If any future Laws require Alteration of the Premises Tenant shall be responsible for the cost of such Alterations to the extent such Alteration are a result of the specific business Tenant is conducting in the Premises and not an Alteration applicable to office buildings in general (which shall be Landlord's obligation).

                     19. SURRENDER OF PREMISES; HOLDING OVER

      19.1 Tenant's Equipment shall be, and subject to the provisions of Section
19.2 hereof shall remain, the property of Tenant for all purposes during the Term. Tenant may remove all or any part of Tenant's Equipment provided (a) no Event of Default then exists, and (b) removal thereof will not cause any material damage to any portion of the Office Building Project Tenant shall repair or pay the cost of repairing any damage to the Office Building Project or any part thereof resulting from such removal. All other articles of personal property located at the Premises, including, without limitation (i) items owned by Landlord, (ii) items owned by third parties, and (iii) all building equipment, facilities, fixtures, building machinery, utility systems and articles of personal property which have been built into or permanently affixed to the Premises at any time prior to or during the Term and which cannot be removed without material damage (in the opinion of Landlord) to the Premises, are expressly excluded from the definition of Tenant's Equipment and may not be removed by Tenant at any time prior to, at or after the Termination Date.

      19.2 Tenant shall, on the Termination Date or upon any re-entry of the Premises by Landlord, immediately and peaceably quit and surrender the Premises, the Alterations and any personal property not constituting Tenant's Equipment to Landlord or its designee, without delay, broom clean and in good working order, condition and repair, ordinary wear and tear excepted,

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free and clear of all tenancies, occupancies, liens, charges, encumbrances and other defects in title caused by Tenant, except (a) the lien of Real Estate Taxes not yet due and payable, (b) the Permitted Exceptions, (c) all Landlord's Mortgages, and (d) those to which Landlord has consented in writing; in all instances without any payment or allowance whatsoever by Landlord therefor. In addition, Tenant shall, on request, execute, acknowledge and deliver to Landlord or its designee a written instrument containing such assurances of title to the personal property as Landlord or its designee may request, together with an instrument in recordable form evidencing the cancellation of any memorandum of this Lease recorded on or after the date hereof. So long as no Event of Default hereunder then exists, Tenant shall, upon the Termination Date or any re-entry by Landlord, remove all of Tenant's Equipment from the Premises and completely repair all damage to the Office Building Project or to any part thereof caused by such removal. All Tenant's Equipment which remains on the Premises fifteen
(15) days after the Termination Date or any re-entry by Landlord conclusively shall be deemed to have been abandoned and Landlord may, at its option (but subject to the rights of third parties), either cause such property to be placed into public storage for Tenant's account, retain the same as its own property or otherwise dispose of the same, in any case at Tenant's sole expense. Nothing contained in this Section 19.2 shall be deemed to constitute a waiver of Landlord's lien rights.

      19.3 Any holdover after the expiration of the Term with the written consent of Landlord shall be construed as a tenancy from month-to-month on the same terms and conditions as contained in this Lease, insofar as the same are applicable to a month-to-month tenancy, except that monthly Fixed Rent shall be one and one-quarter (1-1/4) times the monthly Fixed Rent for the last full month of the Term. Any holdover after the expiration of the Term without the written consent of Landlord shall be construed to be a tenancy at sufferance on the same terms and conditions as contained in this Lease, insofar as the same are applicable to a tenancy at sufferance, except that monthly Fixed Rent shall be one and one-half (1-1/2) times the monthly Fixed Rent for the last full month of the Term.

                          20. ASSIGNMENT AND SUBLETTING

      20.1 Tenant shall not, whether voluntarily, involuntarily or by operation of Law, convey, sell, assign, sublease, pledge, mortgage, or otherwise transfer this Lease, or any interest in the Premises, or enter into any agreement or make any arrangement to do any of the foregoing (any of the actions referred to in this sentence being hereinafter referred to as a "TRANSFER") without, in each instance, Landlord's prior written consent, which shall not be unreasonably withheld provided (a) such transferee meets Landlord's then current financial and other criteria for tenants in the Office Building, (b) such transferee's use is consistent with Tenant's use as set forth herein, and (c) Tenant shall remain fully, primarily and unconditionally liable for all past, present and future obligations of the "Tenant" under this Lease. If Tenant requests Landlord to release Tenant for any future liability in connection with any proposed Transfer, Landlord may withhold its consent to any such proposed Transfer unless such transferee's financials meet Landlords then current financial criteria for the Office Building Project as determined in its reasonable discretion. Any Transfer undertaken in violation of the provisions of this Section 20.1 shall be null and void and of no force or effect and, at Landlord's option, shall constitute an Event of Default hereunder. Whether or not Landlord has consented to any Transfer, Landlord may collect rent from the assignee, subtenant or occupant without such collection being deemed an acceptance or waiver of Landlord's right to consent to such Transfer. No Transfer, whether or not consented to by Landlord, shall relieve Tenant from any of its obligations hereunder unless Landlord so agrees in writing, or shall relieve Tenant from obtaining Landlord's consent to any further Transfer. Each permitted transferee shall be required to execute, acknowledge and deliver to Landlord a written instrument wherein such Transferee unconditionally assumes and agrees to

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perform all of the obligations of the "Tenant" under this Lease (in the case of an assignment) and recognizes and consents to the exercise of all of Landlord's rights and remedies hereunder.

      20.2 Landlord shall not be required to consider any request for consent to a proposed Transfer unless Landlord is first given fifteen (15) days' prior Notice of the particulars of such proposed Transfer, including, without limitation a description of the nature and character of the proposed transferee's business, and such financial and other data and information concerning the proposed Transfer and transferee as Landlord may reasonably request.

      20.3 Notwithstanding anything to the contrary set forth in this Section 20, no Transfer shall be made without any required consent under any Landlord's Mortgage.

         21. CONVEYANCES OF LANDLORD'S INTERESTS IN THE OFFICE BUILDING PROJECT; LANDLORD'S MORTGAGES; SUBORDINATION

      21.1 Landlord reserves the right at any time and from time to time to ground lease or to place one or more Landlord's Mortgages on all or any part of the Office Building Project. Tenant understands and agrees that this Lease, at Landlord's option, shall be subject and subordinate in lien to each and every Landlord's Mortgage which now is or hereafter may be placed by Landlord on the Office Building Project or any part thereof, and to all increases, renewals, modifications, consolidations, spreadings, replacements and extensions thereof, irrespective of their respective dates of recording. Byway of example and not limitation, if required by a Landlord's Mortgage (a) Tenant will recognize as landlord and attorn to such Landlord's Mortgagee or any purchaser at a foreclosure sale or at a public or private sale by a trustee, (b) no pre-payment of Rent more than one month in advance will be binding upon such Landlord's Mortgagee, and (c) no amendment or surrender of this Lease without the consent of such Landlord's Mortgagee shall be binding upon such Landlord's Mortgagee. Tenant agrees to execute, acknowledge and deliver any instrument, without charge, which may be deemed reasonably necessary or desirable by Landlord or any Landlord's Mortgagee to effect the subordination of this Lease and Tenant's interest hereunder to the lien of any Landlord's Mortgage. If any Lender approval is required in connection with Tenant's use of the Premises in accordance with the terms of this Lease, Landlord will use commercially reasonable efforts to obtain such approval. Notwithstanding the foregoing, if Tenant is required to subordinate its interests under the Lease to the lien of any mortgage or deed of trust or to any lienholder in the future subordinate its interests is conditioned upon any such lienholder or prospective lienholder providing Tenant with a commercially reasonable non-disturbance agreement.

      21.2 Except as otherwise set forth herein, Tenant agrees that so long as any Landlord's Mortgage shall be an outstanding lien against the Office Building Project or any portion thereof, a violation of any of the provisions of this Lease by Landlord shall not (except as otherwise expressly provided in this Lease) entitle Tenant to terminate this Lease and Tenant may resort only to injunctive relief (including, without limitation, specific performance) or a suit for damages. To the extent termination is otherwise so provided in this Lease, Tenant shall give written notice of such violation to each Landlord's Mortgagee, and such Landlord's Mortgagee shall have a reasonable time (but not more than 60 days after such notice) within which to remedy such violation.

      21.3 Nothing contained in this Lease shall be deemed in any way to limit, restrict or otherwise affect Landlord's absolute right at any time and from time to time to convey, sell, assign encumber or otherwise transfer all or any portion of Landlord's interests in the Office Building Project (subject to this Lease) or to assign, pledge or give a security interest in all or any

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portion of its interest in this Lease and/or in all or any portion of the Rent
Tenant shall recognize and honor any such sale, assignment, encumbrance or transfer of which it receives Notice. Following any absolute transfer, all liabilities and obligations on the part of Landlord thereafter accruing shall terminate (including, without limitation, the obligation, if any, to return any funds held by it hereunder).

                             22. DEFAULT PROVISIONS

      22.1 Each of the following shall constitute a material breach of this Lease and an event of default by Tenant ("EVENT OF DEFAULT") hereunder:

            (a) Tenant's failure to pay any installment of Rent when first due which continues for five days after Notice thereof from Landlord; provided, however, that Landlord shall not be obligated to provide more than two (2) such notices in any consecutive twelve (12) month period (and if two (2) such notices have already been given in any twelve month period Tenant's failure to pay any future installment of Rent shall constitute an Event of Default if not due when paid); or

            (b) Tenant violates, breaches or fails to comply with any other term, condition or provision of this Lease, and Tenant fails to cure such violation, breach or non-compliance within thirty (30) days after Notice from Landlord specifying such violation, breach or non-compliance; provided, however, if such violation, breach or non-compliance (excluding the non-payment of any sum due Landlord hereunder) cannot reasonably be cured within such thirty (30) day period and Tenant commences such cure promptly upon receipt of such notice and thereafter diligently and continuously takes such action as may be necessary to effect such cure, then Tenant shall have such longer period of time (not to exceed sixty (90) days), as may be reasonably necessary to cure such violation, breach or non-compliance, it being understood that the cure provisions of this
Section 22.1(b) shall not apply to any of the other Events of Default provided for in this Section 22.1; or

            (c) If Tenant, a Guarantor or any other Person liable for any of the obligations of the "Tenant" hereunder (a "DEBTOR") shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent or shall file any petition or answer seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any present or future federal bankruptcy code or any other present or future applicable Law ("BANKRUPTCY LAW"), or shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of such Debtor or of all or any substantial part of its properties or of Tenant's interests in the Premises or any portion thereof or "shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as the same become due; or

            (d) If, within ninety (90) days after the commencement of any proceedings against any Debtor seeking any reorganization, arrangement, recapitalization, readjustment, liquidation, dissolution or similar relief under any Bankruptcy Law, such proceedings shall not have been finally vacated and dismissed; or it: within sixty (60) days after the appointment, without the consent or acquiescence of any Debtor, of any trustee, custodian, receiver or liquidator of such Debtor or of all or any substantial part of its properties or of Tenant's interests in the Premises or any portion thereof such appointment shall not have been finally vacated and dismissed; or it: within thirty (30) days after the levying or fixing of any order or writ of execution, warrant, attachment or garnishment against Tenant's interests in the Premises or any

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portion thereof, or against any Debtor, such order or writ shall not have been finally vacated and dismissed; or

            (e) If Tenant commits waste or otherwise breaches any of the covenants contained in Sections 14 or 19 hereof.

      22.2 Upon the occurrence of any Event of Default and at any time thereafter, Landlord may, but shall not be required to, exercise any of the following remedies, in addition to any others now or hereafter available to Landlord at law or in equity, without such exercise being deemed (a) an acceptance of surrender of the Premises, (b) a discharge of Tenant from liability hereunder, or (c) a termination of this Lease (which only may occur by Landlord's giving the notice referred to in Section 22.2(e) below):

            (a) Re-enter and repossess the Premises or any part thereof by all lawful means, and dispossess and remove Tenant and all other Persons and property from the Premises, without liability therefor or for any loss or damage occurring in collection therewith and without being deemed guilty of trespass and without prejudice to any remedies which otherwise maybe available to Landlord. In no event shall any re-entry be deemed an acceptance of surrender of the Premises and/or this Lease or construed as an election on Landlord's part to terminate this Lease (which only may occur by Landlord's giving the notice referred to in Section 22.2(e) below); nor shall it absolve or discharge Tenant from any liability under this Lease. Notwithstanding any such re-entry, or re-letting pursuant to Section 22.2(b) below, Landlord may, at any time thereafter, elect to terminate this Lease for any previous or any future Event of Default

            (b) Attempt to re-let the Premises or any part thereof in the name of Landlord, Tenant or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions (which may include concessions or free rent) as Landlord, in its sole and absolute discretion, may determine, and collect and receive the rent therefor. In no event, however, shall Landlord be under any obligation to re-let the Premises or any part thereof other than to make reasonable efforts to do so and to mitigate its damages, and Landlord shall in no way be responsible or liable for any failure to re-let or for any failure to collect any rent due upon any such re-letting. Landlord, at Landlord's option, may make such renovations and repairs and other physical changes in and to the Premises as Landlord, in its sole and absolute discretion, considers advisable or necessary in collection with any such re-letting or proposed re-letting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. In no event shall Tenant be entitled to receive any proceeds of any re-letting, even if they exceed the sums payable by Tenant hereunder.

            (c) Bring suit to recover possession of the Premises and/or to collect all Rent and other sums and charges payable by Tenant hereunder and/or to specifically enforce any provision hereof and/or to seek damages.

            (d) Collect, by suit or otherwise, each installment of Rent (together with other sums payable by Tenant hereunder) as they became due, and/or any deficiency (the "DEFICIENCY") between the Rent and the net proceeds of any re-letting of the Premises (after first deducting from any re-letting proceeds all of Landlord's expenses in collection with such re-entry and/or re-letting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses, reasonable attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such re-letting). In any proceeding to enforce its rights and remedies under this Lease, Landlord shall be entitled to collect all costs and

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expenses incurred by Landlord, including, without limitation, attorneys' fees and experts' fees. Landlord shall be entitled to recover all such amounts monthly or as the same shall arise and no suit to collect such amounts for any period shall prejudice Landlord's right to collect such amounts for any prior or subsequent period by a similar proceeding. Alternatively, Landlord shall have the right to accumulate such amounts and sue to recover the same from time to time as Landlord may determine. Except as expressly set forth herein, in no event shall Tenant be entitled to a credit in respect of any proceeds from any re-letting and then only to the extent that such proceeds are actuary received by Landlord.

            (e) Even if Landlord has previously exercised one or more other rights, give Notice to Tenant stating that this Lease shall terminate on the date specified in such Notice, in which event Tenant shall remain liable for damages as provided in this Section 22.2(e). Upon any termination of this Lease, Tenant shall immediately quit and peaceably surrender the Premises to Landlord in the condition required by Section 19.2 above. If Tenant remains in possession or occupancy after any termination of this Lease, it shall become a holdover tenant under a tenancy at sufferance. At any time after termination of this Lease, Landlord shall be entitled to recover an amount equal to the sum of (i) all amounts due Landlord hereunder through the termination, together with interest thereon at the Lease Interest Rate, plus (ii) the then present worth (computed on the basis of applying a discount rate of 9% per annum) of the amount by which the Rent during what would have been the balance of the Term (including any then applicable renewal periods) exceeds the amount of such rental loss that reasonably could have been avoided, plus (iii) any other sums necessary to compensate Landlord for all of the damages proximately Caused by Tenant's failure to perform its obligations hereunder. For the purposes of this
Section 22.2(e), Additional Rent for each remaining Lease Year during what would have been the balance of the Term (including any renewal periods) shall be deemed to be the amount of Additional Rent payable by Tenant for the most recent twelve full calendar months immediately preceding the termination (or, if there have not been twelve full calendar months following the Rent Commencement Date, for the number of full calendar , months since the Rent Commencement Date projected over a twelve month period), prorated for any partial Lease Year. Upon any termination of this Lease, Landlord shall be entitled to retain all monies, if any, previously paid by Tenant as rental advances, security or otherwise, but such monies shall be credited by Landlord against any Rent or other damages to which Landlord is entitled hereunder.

      22.3 Tenant, for and on behalf of itself and all Persons claiming by, through or under Tenant (including, without limitation, Tenant's trustee-in-bankruptcy and all of Tenant's creditors), hereby expressly waives, so far as permitted by Law, any and all rights which Tenant and all such Persons have to (a) have a jury determine any issue in dispute between Landlord and Tenant, (b) terminate this Lease or vacate the Premises or receive a Rent abatement (except as and to the extent specifically provided for in this Lease),
(c) redeem the Premises or any portion thereof, (d) re-enter or repossess the Premises or any portion thereof, and (e) restore the operation of this Lease after Tenant shall have been dispossessed by a judgment, writ or other court order, or after any re-entry or repossession by Landlord, or after any termination of this Lease, whether such dispossession, re-entry or termination shall be by operation of law or pursuant to the provisions of this Lease. The terms "enter", "re-enter', "entry" or" re-entry," as used in this Lease, are not and shall not be deemed to be restricted to their technical legal meanings.

      22.4 Any violation of any provision of this Lease, whether by act or omission, by any Person occupying any portion of the Premises shall be deemed a violation of such provision by Tenant and an Event of Default under this Lease.

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      22.5 If following the occurrence of any Event of Default hereunder,
Landlord elects not to terminate this Lease or if this Lease shall terminate as a result of or while there exists an Event of Default hereunder, any funds (including interest earned thereon, if any) then held by Landlord or a Landlord's Mortgagee in which Tenant has an interest may be applied by Landlord for the purposes of curing any Event of Default and/or to pay any damages to which Landlord is entitled hereunder. If this Lease is terminated, the balance remaining, if any, shall be paid to Tenant.

      22.6 Without limiting any of the provisions of Sections 20 hereof if, pursuant to the Bankruptcy Reform Act of 1994 (as the same may be amended), Tenant is permitted to assign this Lease in disregard of the restrictions contained herein, Tenant agrees that the term "adequate assurance of future performance by the assignee" (as referred to in such Bankruptcy Reform Act) or any similar term shall mean (a) the deposit by such assignee of cash security with Landlord in an amount equal to the Rent payable hereunder during the two
(2) years following such assignment (with Additional Rent for such period being calculated as provided in Section 22.2(e) above), which deposit shall be held by Landlord for the balance of the Term as security for the full and faithful performance of all future obligations of the "Tenant" under this Lease, and (b) any such assignee of this Lease shall have a net worth (exclusive of good will) equal to at least twenty (20) times the aggregate of the annul Fixed Rent reserved hereunder. If Tenant or its trustee-in-bankruptcy receives or is to receive any valuable consideration for such a Bankruptcy assignment, such consideration (after deducting any expenses reasonably incurred by Tenant or its trustee-in-bankruptcy for such assignment) shall be and become the exclusive property of Landlord and shall be paid to Landlord directly by such assignee.

      22.7 Landlord will not be deemed in default under this Lease unless Landlord violates, breaches or fails to comply with any term, condition or provision of this Lease, and Landlord fails to cure such violation, breach or non-compliance within thirty (30) days after Notice from Tenant specifying such violation, breach or non-compliance; provided, however, if such violation, breach or non-compliance cannot reasonably be cured within such thirty (30) day period and Landlord commences such cure promptly upon receipt of such Notice and thereafter diligently and continuously takes such action as may be necessary to effect such cure, then Landlord shall have such longer period of time (not to exceed sixty (60) days), as may be reasonably necessary to cure such violation, breach or non-compliance. Upon any default by Landlord, Tenant may exercise any of its rights provided at law or in equity, subject to all limitations set forth elsewhere in this Lease.

                            23. ESTOPPEL CERTIFICATES

      At any time during the Term, Tenant shall, within ten (10) days after Landlord's request, accurately complete, execute and return to Landlord (a) an estoppel certificate in the form attached hereto as Exhibit K and (b) such other written estoppel statements concerning the status of the Premises and this Lease as Landlord may reasonably request. Tenant's failure to do so shall be an Event of Default hereunder. All such statements and/or certificates may be conclusively relied upon by Landlord and/or any purchaser or encumbrancer of Landlord's interests in the Office Building Project.

                                  24. BROKERAGE

      Landlord and Tenant each represents and warrants to the other that it has not dealt with any broker, finder or other Person in connection with this transaction which might be entitled to compensation on account hereof, both of which Landlord has agreed to compensate pursuant to

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the provisions of a separate agreement). Each party shall indemnify and hold the other harmless for, from and against any costs, losses, damages and expenses (including reasonable attorneys' fees) incurred by the other which arise directly or indirectly out of the breach of such representation and warranty.

                               25. QUIET ENJOYMENT

      Landlord covenants that Tenant, upon paying all Rent as provided herein and upon complying with all of its other obligations hereunder, shall lawfully and quietly hold, occupy and enjoy the Premises during the Term without hindrance or molestation by Landlord or by anyone lawfully claiming by, through or under Landlord, subject, however, to the terms and conditions of this Lease.

                  26. ADDITIONAL REPRESENTATIONS AND WARRANTIES

      26.1 Tenant hereby represents and warrants to Landlord that (a) the person executing and delivering this Lease on Tenant's behalf has been duly authorized to do so, (b) Tenant has full power, right and legal capacity to enter into this Lease and to fully perform all of its obligations hereunder, (c) if Tenant is other than an individual, the exercise of such rights and powers has been duly authorized by all requisite actions (and consented to by all necessary third parties, if any), and (d) this Lease is binding upon Tenant in accordance with its terms. Tenant shall, contemporaneously with the execution of this Lease, deliver to Landlord a resolution or other evidence reasonably satisfactory to Landlord that Tenant's execution of this Lease and performance hereunder have been duly and properly authorized by appropriate action.

      26.2 Landlord represents and warrants to Tenant that (a) it has authority to enter into this Lease, (b) to the best of its knowledge, there are no pending or threatened condemnation proceedings affecting all or any portion of the Premises, and (c) to the best of Landlord's knowledge, the use of the Premises by Tenant strictly in accordance with the provisions of Section 14.1 hereof will not violate or be prohibited by any Law or CC&Rs in effect on the Lease Date.

                           27. LIMITATION OF LIABILITY

      Tenant agrees that (a) the obligations of Landlord under this Lease do not constitute personal obligations of any members, directors, officers, partners or shareholders of Landlord, (b) Tenant and all Persons claiming by, through or under Tenant shall look solely to Landlord's interests in the Office Building Project, and not to any other assets of Landlord or any of its members, officers, directors, partners or shareholders for satisfaction of any liability of Landlord with respect to this Lease, and (c) Tenant shall not seek recourse against any of such members, directors, officers, partners or shareholders or against any of their personal assets or any of Landlord's other assets for such satisfaction.

                                  28. CONSENTS

      28.1 Each of Landlord and Tenant agrees that with respect to any approval or consent required of it under this Lease as to which such party has expressly agreed that it may not unreasonably withhold or delay such consent or approval, it shall, within thirty (30) days after receipt of any request for consent or approval (except when another response time is specified in this Lease, in which event such other time shall govern), respond in writing either granting or denying the same and, if denied, stating therein with particularity the basis for such denial.

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Failure to timely deny any such request shall be deemed to be an approval thereof. No consent or approval by Landlord or Tenant shall be deemed to waive or render unnecessary such party's consent or approval of any subsequent similar act by the other party.

      28.2 Except as expressly provided to the contrary in this Lease, each of Landlord and Tenant may grant, deny or condition any approvals and consents, and make any decisions or determinations permitted hereunder, in its sole and absolute discretion and shall not be required to show "reasonableness" or comply with any other standard in connection therewith. Specific references to sole and/or absolute discretion in certain instances in this Lease shall not affect the immediately preceding sentence.

                             29. UNAVOIDABLE DELAYS

      Each of Landlord and Tenant agree that the other party's failure to meet any of its obligations hereunder solely on account of the occurrence of Unavoidable Delays shall not be deemed to be a default in the performance thereof and that the applicable time limit with respect thereto shall be extended for the same amount of time as that lost on account of the Unavoidable Delays; provided, however, that no such extension shall apply to (a) extend the time when any payment of Rent or any other sum is due from Tenant hereunder, or
(b) extend the length of the Term hereof. Each party further covenants that it will use reasonable efforts to shorten any Unavoidable Delays, provided the ability to do so is within such party's reasonable control. Notwithstanding anything to the contrary contained in this Lease or any exhibit hereto, governmental restriction or delay (including any delay by any governmental authority with respect to approval of plans and specifications and/or the issuance of permits for Landlord's Work) shall not be deemed Unavoidable Delays.

                          30. ENVIRONMENTAL LIABILITIES

      30.1 Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

            (a) "ENVIRONMENTAL LAW" means any federal, state or local law, statute, ordinance, rule, regulation, judgment or order concerning environmental quality, health, environmental hygiene or safety and/or the protection of, or regulation of the discharge of Hazardous Materials into the air ground or water, including without limitation the Resource Conservation and Recovery Act of 1976; 42 U.S.C. Section 6901 et. seq. ("RCRA)", the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C., Section 9601 et seq. "CERCLA"), the Hazardous Materials Transportation Act, U.S.C. Section 1801, et. seq. ("HMTA"), and the Arizona Environmental Quality Act, Title 49,Arizona Revised Statutes, as all of the foregoing shall be amended from time to time, and all rules, regulations and guidelines promulgated or adopted pursuant thereto.

            (b) "HAZARDOUS MATERIALS" means and includes (i) those substances included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "solid waste," "pollutants" or "contaminants" in CERCLA, RCRA, HMTA, and ARS. Section 49-201, (ii) asbestos,
(iii) polychlorinated biphenyls, (iv) any substance the presence of which on the Premises is prohibited or regulated by any Environmental Law, (v) any petroleum, including crude oil, petroleum hydrocarbons or any fraction thereof, and all other petroleum-based products, (vi) underground storage tanks, (vii) any natural gas or natural gas product, (viii) urea formaldehyde foam insulation,
(ix) polychlorinated biphenyls, (x) freon and other chlorofluorocarbons, and
(xi) any other substance which by any Environmental Law

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requires special handling or notification of any federal, state or local governmental entity in its collection, storage, .treatment, or disposal.

            (c) "HAZARDOUS MATERIALS CONTAMINATION" means the dumping, discharge, release, seepage, emission, leakage, use, manufacture and/or generation of Hazardous Materials into, from, under, above, around, at, in, or onto, or the contamination of (i) the Premises, (ii) the Common Areas, (iii) any portion of the Office Building Project, (iv) any groundwater, air or other elements under, above, around, at, in, or on the Premises, or (v) any other property, as a result of Hazardous Materials at any time (whether before or after the date of this Lease) emanating from the Premises.

      30.2 Tenant covenants that it shall not cause (nor suffer or permit any Tenant Party to cause) any Hazardous Materials to be dumped, placed, stored, manufactured, generated, held, used, located, leaked, discharged, released, seeped, emitted or disposed of into, from, on, under, above, around, in or at the Premises, the Common Areas or the Office Building Project or any part thereof, without the prior written consent of Landlord; provided, however, that Landlord hereby consents to Tenant's proper storage (in incidental quantities) and proper use on the Premises of those supplies which are commonly and routinely used for general office purposes (such as copier toner, liquid paper, glue, ink and common household cleaning materials), provided such storage and use comply with all laws regulating any such supplies, including, without limitation, all Environmental Laws. Upon the Termination Date, Tenant shall remove from the Premises and all other portions of the Office Building Project, at its sole cost and expense, any and all Hazardous Materials (including any equipment or systems containing Hazardous Materials). Tenant shall provide written notice to Landlord immediately upon Tenant's acquiring knowledge of the improper or possible improper use, presence or storage of any Hazardous Materials at, under, above, around in or on the Premises or the Office Building Project or any Hazardous Materials Contamination, and shall include with such notice all other information and materials relating thereto. Upon any breach of the first sentence of this Section 30.2, Tenant shall promptly comply with all Environmental Laws requiring the removal, treatment and/or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Landlord with satisfactory evidence of such compliance.

      30.3 Landlord shall have the right (but not the obligation), without in any way limiting Landlord's other rights and remedies under this Lease and without liability to Tenant, to enter upon the Premises and/or to take such other actions as it deems necessary or advisable to investigate, clean up, remove, resolve or minimize the impact of, or otherwise deal with, any actual or suspected breach by Tenant of its obligations under this Section 30. All costs and expenses incurred by Landlord in the exercise of its rights under this
Section 30 in the event of such an actual breach shall be payable by Tenant as Additional Rent within ten (10) days following written demand therefor.

      30.4 Tenant shall defend, indemnify and hold harmless Landlord, all Landlord Mortgagees, all subsequent tenants of the Premises, and all future owners of Landlord's interest in the Office Building Project or any portion thereof, and each of their successors, assignees, heirs, executors, administrators and personal representatives (together with the members, partners, officers, directors, shareholders, agents and employees of each of the foregoing) for, from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the Premises or the Office Building Project, remediation expenses, damages for the loss or restriction of use of rentable or useable space or of any amenity of the Premises, the Common Areas or any other portion of the Office Building Project, sums paid in settlement of claims, attorneys, fees, consultant

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fees, expert fees and costs of investigation) which arise during or after the
Term directly or indirectly from Tenant's breach of its obligations under this
Section 30.

      30.5 Landlord represents to Tenant that no part of the Premises or the Office Building Project contains asbestos or asbestos containing hazardous material ("ACHMH"). If ACHM is present, Landlord shall prior to delivery of the Premises to Tenant, cause the same to be removed, at its sole cost and expense.

      30.6 The provisions of this Section 30 shall survive the expiration or early termination of this Lease.

                            31. INTENTIONALLY DELETED

                            32. RULES AND REGULATIONS

      Landlord shall have the right from time to time to promulgate, and thereafter to supplement, delete and revise, reasonable non-discriminatory rules and regulations governing the use of the Office Building Project (the "RULES AND REGULATIONS"). The Rules and Regulations may include, without limitation, rules and regulations concerning cleanliness, appearance, maintenance, order and use of the Office Building Project, as well as water, energy and utility conservation. Tenant shall, at its expense, comply with the Rules and Regulations, and the failure to do so in any material respect shall constitute the breach of a material covenant of this Lease. Landlord shall use reasonable efforts to enforce the Rules and Regulations in a non-discriminatory manner, however, Landlord shall not be responsible to Tenant for the nonperformance of the Rules and Regulations by any other person or entity. The Rules and Regulations in effect as of the Lease Date are attached hereto as Exhibit L.

                               33. LEASE GUARANTY

      As a condition precedent to the effectiveness of this Lease, Tenant shall provide Landlord with a Guaranty (a "GUARANTY"), in the form attached hereto as Exhibit M fully authorized and properly executed by each of the following: (a "GUARANTOR").

                                34. MISCELLANEOUS

      34.1 Time is of the essence of this Lease and each and every provision hereof. Any extension of time granted for the performance of any duty under this Lease shall not be considered an extension of time for the performance of any other duty under this Lease. All references to days hereunder refers to calendar days, however, if the time for the performance of any obligation hereunder expires on a day other than a business day (any day other than a Saturday, Sunday or state or federal legal holiday), the time for performance shall be extended to the next succeeding day which is a business day.

      34.2 No surrender or termination of this Lease, other than one occurring at the natural end of the Term, shall operate as a merger of Landlord's and Tenant's estates in the Premises, but instead shall, at Landlord's option, either terminate any or all existing subleases or act as an assignment to Landlord of any or all of the same. Nothing contained in this Section 34.2 shall authorize any act otherwise prohibited by Section 20 hereof.

      34.3 Nothing contained in this Lease shall be deemed or construed as creating a partnership, joint venture, principal and agent, or any other relationship between Landlord and

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Tenant, other than that of lessor and lessee, or cause Landlord to be responsible in any way for the debts or obligations of Tenant.

      34.4 Tenant shall give prompt Notice to Landlord of any actual or threatened suit or other action against Tenant or any other Tenant Party regarding any matter occurring upon or related to the Premises and, at its own expense, shall appear in and defend any such action or proceeding. Notwithstanding the foregoing, Landlord also shall have the right to appear in and defend any such action or proceeding and to bring any action or proceeding which it determines should be brought to protect the Premises, the Office Building Project, this Lease or Landlord's interests in any of the foregoing.

      34.5 In the event suit is brought or an attorney is retained by either party to this Lease to enforce the terms of this Lease or to collect for the breach hereof or for the interpretation of any provision herein in dispute, the prevailing party shall be entitled to recover, in addition to any other remedy, reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith. If suit is commenced, attorneys' fees shall be fixed by the court.

      34.6 If any person or entity not a party to this lease shall institute an action against Tenant or any other Tenant Party in which Landlord, involuntarily and without any fault on its part, shall be made or attempted to be made a party, or if Landlord shall be required to initiate, defend or appear in any litigation on account of any act or omission of Tenant or any other Tenant Party, then Tenant shall pay, indemnify and hold Landlord harmless for, from and against all claims, damage, loss, liability and expense (including, without limitation, attorneys' fees and disbursements) incurred by Landlord in connection therewith, except to the extent the same is covered by insurance required to be maintained hereunder in which event the indemnity shall only apply to the amount of the deductible.

      34.7 Landlord's rights, powers and remedies hereunder or at Law or in equity are cumulative and non-exclusive, and each may be pursued singularly, consecutively or concurrently with any others. No remedial action taken hereunder by or on behalf of Landlord shall constitute a cure or waiver of, or an election of remedies with respect to, any default hereunder, or waive or modify any notice thereof: or otherwise prejudice any rights, powers or remedies of Landlord hereunder or at law or in equity.

      34.8 Failure or delay of Landlord to exercise any right hereunder or to enforce any breach hereof shall not operate as a waiver of such right or breach or of any other right or breach.

      34.9 The parties shall cooperate with each other to execute and deliver such instruments and documents and take such actions as may be required, or as a party may reasonably deem desirable, to effectuate the provisions and intent of this Lease.

      34.10 This Lease represents the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings of the parties concerning the same. No provision of this Lease shall be waived or altered or otherwise amended except pursuant to an instrument in writing signed by the party to be charged and no consent to any departure by any party from the provisions of this Lease shall be effective except pursuant to an instrument in writing signed by the party who is claimed to have so consented and then such consent shall be effective only in the specific instance and for the specific purpose for which given. No course of dealings between the parties shall operate as a waiver.

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      34.11 All notices, demands and other communications required or permitted to be given under the terms of this Lease ("Notices") shall be in writing and delivered by hand or sent by nationally recognized overnight delivery service (such as FedEx), addressed as follows:

Notices to Landlord:      Pima/Raintree Partners, LLC
                          3333 East Camelback Road, Suite 108
                          Phoenix, Arizona 85018

with a copy to:           James A.  Bums, Esq.
                          Carson Messinger Elliott
                          Laughlin & Ragan, P.L.L.C.
                          3300 North Central Avenue
                          Suite 1900
                          Phoenix, Arizona 85012

Notices to Tenant:        ETelecare Global Solutions, Inc.
                          8901 E.  Raintree Suite 100
                          Scottsdale, Arizona 85260

with a copy to            Charles King, Esq.
                          Fennemore Craig, P.C.
                          3003 N.  Central Avenue, Suite 2600
                          Phoenix, Arizona 85012

or at such other address as a party may from time to time designate by Notice to the other party. Notice personally delivered shall be deemed given on the date of delivery. Any notice sent by overnight delivery service shall be deemed given one (1) business day following the date such Notice was properly deposited, prepaid, with the delivery service for delivery the following business day.

      34.12 Unenforceability for any reason of any provision of this Lease shall not limit or impair the operation or validity of any other provision of this Lease; provided, however, that in lieu of such unenforceable provision, there shall be added automatically as a part of this Lease a provision as similar in terms to such unenforceable provision as may be possible and be enforceable.

      34.13 This Lease shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to its choice of law principles. Any action commenced by any party with respect to this Lease shall be commenced in the Maricopa County, Arizona Superior Court, and the parties hereby waive all questions of personal jurisdiction and venue for the purpose of carrying out this provision.

      34.14 The Recitals set forth on page 1, and each Exhibit hereto, are incorporated in this Lease. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Lease. This Lease shall be construed according to its fair meaning and neither for nor against any party hereto irrespective of which party caused the same to be drafted. Each of the parties acknowledges that it has been, or has had the opportunity to be, represented by an attorney in connection with the preparation and execution of this Lease, and that this Lease accurately and completely reflects the reasonable expectations of such party.

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      34.15 Subject to the provisions of Section 20 above, this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Except as expressly provided herein, no person or entity other than the parties hereto shall obtain any rights or benefits under or by virtue of this Lease.

      34.16 Whenever applicable, the use of the singular or plural number shall include the other, and the use of any gender shall include the other genders. No listing of specific instances, items or matters shall in anyway limit the scope or generality of any portion of the text in this Lease, and any use of the word "includes" means "includes, without limitation," and the word "including" means "including, but not limited to."

      34.17 This Lease may be executed in counterparts, and any set of counterparts containing original signatures of both Landlord and Tenant shall constitute an original agreement for all purposes.

      34.18 The furnishing of this Lease to Tenant shall not be considered an offer to lease, even though completed in every respect, unless and until the document has been executed by Landlord. No prior correspondence or other communication respecting this Lease shall create any obligations between the parties.

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be duly executed and delivered as of the day and year first above written.

      LANDLORD            Pima/Raintree Partners, L.L.C., an
                          Arizona limited liability company

                              By: Byxbee Development Partners
                                    Its: Managing Member

                                    By:   /s/ [Illegible]
                                          ---------------------
                                          Its:       Member

      TENANT              ETelecare Global Solutions, Inc.,
                          an Arizona Corporation

                          By: /s/ [Illegible]
                              -------------------
                              Its:  CFO

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                          EXHIBIT A -LEGAL DESCRIPTION

A parcel of land, being a part of the Southwest quarter of Section 7, Township 3 North, Range 5 East of the Gila and Salt River Base and Meridian, Maricopa County, Arizona, being more particularly described as follows:

COMMENCING at the Southwest corner of said Section 7;

thence North 00 degrees 32 minutes 52 seconds East, along the West line of the Southwest quarter of said Section 7, a distance of 635.19 Feet to a point on said West line;

thence East, a distance of 95:00 feet; thence North 00 degrees 32 minutes 52 seconds East, parallel with and 95.00 Feet East of said West line of the Southwest quarter a distance of 1375.36 feet to the POINT OF BEGINNING;

thence continuing North 00 degrees 32minutes 52 seconds East, a distance of
332.16 feet to the point of curvature of a tangent curve concave Southeasterly, having a radial bearing of South 89 degrees 27 minutes seconds East;

thence along the arc of said curve, with radius of 50.00 feet through a central angle of 90 degrees 00 minutes 00 seconds, an arc distance of 78.54 feet to the point of curvature of a compound curve concave Northwesterly, having a radial bearing of North 00 degrees 32 minutes 52 seconds East;

thence along the arc of said compound curve, with radius of 1855.00 feet, through a central angle of 14 degrees 54 minutes 06 seconds, an arc distance of
482.45 feet;

thence north 75 degrees 38 minutes 46 seconds East, a distance of 330.01 feet to the point of curvature of a tangent curve concave Southeasterly, having a radial bearing of South 14 degrees 21 minutes 14 seconds East;

hence along the arc of said curve, with radius of 1745.00 feet, through a central angle of 8 degrees 33 minutes 38 seconds, an arc distance of 260.72 feet to the point of curvature of a compound curve concave Southwesterly, having a radial bearing of South 05 degrees 47 minutes 36 seconds East;

thence along the arc of said compound curve., with radius of 20.00 feet, through a central angle of 95 degrees 47 minutes 36 seconds, an arc distance of 33.44 feet;

thence South a distance of 136.94 feet to the point of curvature of a tangent curve concave Easterly having a radial bearing of North 90 degrees 00 minutes 00 seconds East;

thence along the arc of said curve, with radius of 1145.00 feet, through a central angle of 23 degrees 55 minutes 00 seconds, an arc distance 477.95 feet;

thence South 66 degrees 05 minutes 00 seconds West, a distance of 100.00 feet;

thence North 49 degrees 20 minutes 00 seconds West, a distance of 317.45 feet;

thence South 80 degrees 37 minutes 00 seconds West, a distance of 699.94 feet;

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thence North 89 degrees 27 minutes 08 seconds West, a distance of 205.00 feet to the POINT OF BEGINNING.

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

                                                                     "EXHIBIT B"

                             [Conceptual Site Plan]

                          [PIMA/RAINTREE BUSINESS PARK]

                                              ETelecare Global Solutions 7/01/05

                            EXHIBIT C - THE PREMISES

                                  [FLOOR PLAN]

                                              ETelecare Global Solutions 7/01/05

                                    EXHIBIT D
                                 LANDLORD'S WORK

1. The Carpet Allowance is $20.00/yard carpet tile for a total cost including installation of $70,000. The Energy Management System will be a centralized computer system that monitors each HVAC unit throughout the space. This computerized management system will be operated by one individual master control. Tenant will receive EMS (Energy Management System) installation at the Landlord's cost.

2. A cash allowance of $3.00 a square foot, which equals $101,298 ($3.00 x 33,766 square feet) will be paid to tenant on the commencement date of this lease.

                                              ETelecare Global Solutions 7/01/05

                                    EXHIBIT E
                              INTENTIONALLY OMITTED

                                              ETelecare Global Solutions 7/01/05

                                    EXHIBIT F
                                 OPTION TO RENEW

      1. The Landlord hereby grants to the Tenant the right and option to extend this Lease for one (1) five (5) year period on the same terms and conditions as contained herein, except as to renewal options; provided, however, that the Fixed Rent during such option period shall be at ninety-five percent (95%) of then prevailing market rate immediately prior to such period, as initially determined by Landlord within ten (10) days after receipt of the Renewal Notice and agreed to by Tenant, but in no event shall the Fixed Rent be less than the Fixed Rent in effect immediately prior to such period under the Lease. If Landlord and Tenant should not be able to agree on the prevailing market rate for the Premises within ten (10) days after receipt by Tenant of the notice of estimated Fixed Rent from Landlord, then the parties shall select an arbitrator who shall determine the prevailing market rate. If the parties can not agree on an arbitrator, each party shall select an arbitrator and the selected arbitrators shall select a third arbitrator and such third arbitrator shall determine the prevailing market rate. Such determination shall be binding on the parties hereto. Each party shall pay half of the expense of the arbitration.

      This Option to Renew may be exercised only if the Tenant is not in default in anyway under this Lease at such time and must be exercised by written notice of such exercise being given by the Tenant to the Landlord at least one hundred eighty (180) days prior to the expiration of the term in effect at the time such notice is given (the "Renewal Notice"). All of the terms, provisions and conditions of the Lease shall be in full force and effect during such option periods as may be exercised by the Tenant, except as otherwise provided herein. This option shall automatically expire, if not exercised as set forth above.

      IN WITNESS WHEREOF, the parties have duly executed this Renewal Addendum as of the __day of _________, 20__.

      Landlord            Pima/Raintree Partners,  L.L.C.,
                          an Arizona limited liability company

                          By: Byxbee Development Partners
                              Its: Managing Member

                          By:  _________________________
                          Its: _________________________

      Tenant              ETelecare Global Solutions, Inc.,
                          a Delaware corporation

                          By:  _________________________
                          Its: _________________________

                                              ETelecare Global Solutions 7/01/05

                                    EXHIBIT G
                              INTENTIONALLY OMITTED

                                              ETelecare Global Solutions 7/01/05

                      EXHIBIT H - PARKING LICENSE AGREEMENT

                     COVERED PARKING SPACE LICENSE AGREEMENT

      This Parking Space License Agreement (this "AGREEMENT") is made as of the ____ day of February, 2005, between Pima/Raintree Partners, L.L.C., an Arizona limited liability company ("LICENSOR"), and ETelecare Global Solutions, Inc., a Delaware corporation ("LICENSEE").

RECITALS:

      A. Licensor and Licensee have entered into that certain Office Building Lease of even date herewith (the "LEASE") pertaining to an office building project located as set forth in the Lease.

      B. This Agreement is being entered into pursuant to Article 5.1 of the Lease.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Licensor and Licensee agree as follows:

AGREEMENTS:

      1. RECITALS; DEFINITIONS. The foregoing Recitals are incorporated in this Agreement. Capitalized terms not defined herein shall have the meanings ascribed to them in the Lease.

      2. GRANT OF LICENSE. Licensor hereby grants to Licensee the right and license to use up to one (1) covered parking stall per 1,000 rentable square feet of Premises designated for Licensee's reserved and exclusive use as shown on the attached Schedule 1 (the "RESERVED PARKING STALLS"). Licensee shall have the right from time to time, upon not less than sixty (60) days' notice, to change the number of parking stalls, depending on availability of vacant parking stalls, in the parking structure being licensed hereunder.

      3. TERM OF LICENSE. The term of the license granted hereby shall be for one (1) year, and automatically renew for successive one (1) year periods, unless terminated. Notwithstanding anything to the contrary contained herein, in the event of termination of the Lease for any reason, this Agreement (and all rights of Licensee hereunder) shall automatically terminate (without notice or opportunity to cure) concurrently with such termination of the Lease.

      4. DEFAULT. The default provisions of the Lease (including the types of events giving rise to an Event of Default, applicable cure periods and remedies) are incorporated herein by this reference with respect to either party's failure. to perform its obligations hereunder. An Event of Default under the Lease shall constitute an Event of Default hereunder, and an Event of Default hereunder shall constitute an Event of Default under the Lease.

      5. PARKING FEE. Licensee agrees to pay a monthly fee for the license granted hereunder (the "PARKING FEE") equal to thirty dollars ($30.00) per month for each of the Reserved Parking Stalls. The Parking Fee for any calendar month shall be payable at the same time as the Fixed Rent for such month is payable under the lease.

      6. PARKING LIMITATIONS. Only vehicles designated by Licensee to Licensor may be parked in the Reserved Parking Stalls; provided, however, that Licensee may change its vehicle

                                              ETelecare Global Solutions 7/01/05
designation at anytime upon written notice to Licensor or for temporary use upon notification given to the garage attendant, if any. No more than one (1) vehicle per parking stall licensed hereunder shall be parked under Licensee's rights hereunder at anyone time.

      7. SELF-SERVICE PARKING ONLY. The license granted herein is for self-service parking only and does not include the rights to any additional services, which services may be made available by Licensor from time to time at an additional charge.

      8. LIABILITY WAIVER. It is expressly understood that Licensor and its agents and employees shall not be liable for loss or damage to any vehicle (or to the contents thereof) parked under Licensee's rights herein, whether such loss or damage is caused by fire, theft, explosion, freezing of circulation system of any vehicle, strikes, riots or by any other causes. Licensee waives any claim against Licensor and its agents and employees for and in respect thereof. It is further expressly understood that the relationship between Licensor and Licensee constitutes a license to use said parking structure only (subject to the terms and conditions herein) and that neither such relationship nor the parking of any vehicle hereunder shall constitute a bailment nor create the relationship of bailor and bailee.

      9. ASSIGNMENT. Licensee shall not assign any of its rights under this Agreement in any manner whatsoever without the prior written consent of Licensor, which consent may be withheld or conditioned in Licensor's sole and absolute discretion; provided, however, that in connection with a permitted assignment of Licensee's interest under the Lease, Licensee may, concurrently therewith, assign its rights hereunder to the assignee of such interest under the Lease. Nothing contained in this Section 9 shall be deemed to prohibit Licensee from charging a parking fee to its employees for the use of the parking stalls in the parking structure licensed hereunder.

      10. NOTICES. Notices hereunder shall conform to the requirements of, and be given in accordance with, the "Notice" provisions contained in Section 34.11 of the Lease.

      11. CASUALTY; CONDEMNATION. In the event the parking structure is damaged by fire or other casualty rendering any parking stalls licensed hereunder unusable by Licensee, the fee provided for herein shall be equitably abated (based on the number of parking stalls remaining available for Licensee's use hereunder) from the date that is ten (10) days after the date the parking stalls become unusable until they again become usable. Further, if all or any part of the parking structure is taken by eminent domain proceedings, Licensor shall be entitled to all of the award in the proceedings and, upon written notice to Licensee, Licensor may terminate this Agreement in the event of a total taking or reduce the number of parking stalls licensed hereunder in proportion to the extent of any partial taking. If the parking structure is damaged by fire or other casualty, Licensor will cause it to be repaired with due diligence.

      12. SUBORDINATION. This Agreement and the license granted hereunder shall be subject to the provisions of Article 21 (to the extent applicable to the parking structure), including the subordination and non-disturbance provisions thereof

      13. INDEMNITY. The terms and provisions contained in Article 9 of the Lease are, and shall remain, fully applicable to the subject matter of this Agreement.

      14. REPAIRS; EMERGENCY,. Subject to the parking fee abatement provisions in Section 10 hereof, Licensor shall have the right to close any portion of the parking structure and deny access thereto in connection with any repairs or in an emergency, as it may require, without liability or cost.

                                              ETelecare Global Solutions 7/01/05

      15. OFFICE BUILDING PROJECT RULES. Licensee shall perform, observe and comply with such rules of the Office Building Project as may be adopted by Licensor in respect to the use and operation of the parking structure.

      16. SIGNS. Licensee shall, when using the parking structure, park between the designated lines and otherwise observe and obey all signs regarding the use of the structure, including those pertaining to fire lanes and no parking zones. Licensor reserves the right to tow away, or otherwise impound, at the expense of the owner or operator, any vehicle which is improperly parked or parked in a no parking zone. Overnight parking shall be allowed only as reasonably acceptable to Licensor.

      17. ACCESS DEVICES. In the event keys and/or other access devices are supplied by Licensor to Licensee in connection with the rights granted herein, Licensee will surrender such keys and access devices to Licensor upon termination of this Agreement.

      18. QUIET ENJOYMENT. Licensor covenants and agrees that Licensee, upon paying the charges herein provided for and observing and keeping the covenants, agreements and conditions of this Agreement on its part to be kept and performed, shall be entitled to enjoy all the rights and privileges granted herein during the term of this Agreement without hindrance or molestation by Licensor, its agents, servants, employees, guests, invitees or any other persons claiming under Licensor.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                 LICENSOR:

                        Pima/Raintree Partners, L.L.C., an
                        Arizona limited liability company

                        By: Byxbee Development Partners
                            Its: Managing Member

                                 By:  /s/ [Illegible]
                                      -----------------------------
                                      Its: Member

                 LICENSEE:

                        ETelecare Global Solutions, Inc.,
                        an Arizona corporation

                        By: /s/  [Illegible]
                            ---------------------------------------
                            Its: CFO

                                              ETelecare Global Solutions 7/01/05

                    EXHIBIT I - EXTERIOR ATTACHMENTS/SIGNAGE

                              Intentionally Omitted

                                              ETelecare Global Solutions 7/01/05

                        EXHIBIT J - PERMITTED EXCEPTIONS

1. Taxes for the full year of 1999. (The first half is due October 1, 1999 and is delinquent November 1, 1999. The second half is due March 1, 2000 and is delinquent May 1, 2000.)

2. Reservations to the United States of America as shown in documentation vesting title in the State of Arizona:

      "Excepting and reserving to the United States rights of way over and across said selected lands for ditches and canals constructed by their authority, all as directed and required by the Act of Congress approved August 30, 1890 (26 Stat. 391)."

3. Water rights, claims or title to water, whether or not the matters excepted are shown by the public records.

4.    General Plan for the State Trust Land 627 Acre Development:

      No    : 46-83657 & 47-83769
      Dated : December 22, 1982

5. Right of Entry Agreement No. 29-103941 in favor of COX COMMUNICATIONS, a Delaware corporation for CATV conduit and rights incident thereto dated August 28, 1998. (Expires: August 27, 1999)

6.    Right of Way No. 16-78293 for roadway dated May 29, 1980.

7. Right of Way No. 16-103551 for State Route 101, public roadway dated November 12, 1998 and lack of a right of access to said limited access highway as disclosed therein.

8. Right of Entry Agreement No. 29-103940 in favor of ARIZONA PUBLIC SERVICE for underground and overhead power lines and appurtenant facilities dated May 20, 1998 and Amendment dated January 19, 1999. (Expires: May 19, 1999)

9. Right of Way Application No. 18-104065-000 in favor of COX COMMUNICATIONS, a Delaware corporation for CATV conduit and rights incident thereto dated April 15, 1998.

10. Right of Way Application No. 18-104057-000 in favor of ARIZONA PUBLIC SERVICE for underground and overhead power lines and appurtenant facilities dated April 15, 1998 and Amendment dated September 3, 1998.

11. The effect of resolutions adopting State Route Plan for the State Route 101 Pima Freeway and any Amendments thereto for the purpose of controlling access and acquiring lands in advance for rights-of-way, recorded July 22, 1998, in 98-0626667, Official Records.

12.   The terms and conditions of the lease set forth in Schedule A, Part II.

13. Any rights, interest or claims which may exist or arise by reason of the following facts shown on a survey plat entitled ______, Job No.______, dated ______, prepared by

14. The rights of parties in possession by reason of any unrecorded lease or leases or month to month tenancies affecting any portion of the within described property.

                        EXHIBIT K - ESTOPPEL CERTIFICATE

                           TENANT ESTOPPEL CERTIFICATE

To:

Re:

      ("TENANT")

      (the "PREMISES")

Gentlemen:

            The undersigned is the Tenant (the "TENANT") under that certain Lease of the Premises dated as of _________, 20__, covering 33,966 square feet in Suites 100 and 200 of the building located at (the "PROPERTY"), made with Pima/Raintree Partners, L.L.C., an Arizona limited liability company, the record Owner of the Property (the "LANDLORD"). The undersigned hereby certifies, at the date hereof, as follows:

            1. The copy of the Lease attached hereto (the "LEASE") is an accurate, current and complete copy thereof and the Lease has not been amended, canceled, supplemented or otherwise altered.

            2. The Lease has been duly authorized, executed and delivered by Tenant and is binding on Tenant; the Lease is in full force and effect.

            3. The Lease sets forth the entire agreement between Tenant and Landlord with respect to the leasing of the Premises, including but not limited to all understandings and agreements relating to the construction or installation of any leasehold improvements by Landlord and to the conditions precedent to occupancy of the Premises by Tenant.

            4. The term of the Lease commenced on __________, 20__ and shall expire on __________20__, unless sooner terminated in accordance with the terms of the Lease. Tenant has no rights to renew or extend the term of the Lease or any expansion rights under the Lease, except __Option(s) to Renew the Lease Term for a period of __________________ years for each Option.

            5. Tenant entered into occupancy of the Premises described in the Lease on _________19__, and is in possession of and occupies those Premises for purposes permitted under the Lease and, to the best of Tenant's knowledge, no other person or firm other than Landlord has a future right to the Premises. 6. Tenant has prepaid to Landlord pursuant to the Lease the amount of $ __________ as advance rentals and the amount of $__________________ as a security deposit.

            7. The following amounts, among others, are payable to Landlord by Tenant under the Lease, and the last dates for which such amounts have been paid are as set forth below:

                  AMOUNT                   DATE LAST
                  PAID                     PAID

Monthly Fixed Rent    $

            8. Tenant has no right to any free rent, partial rent, rebate of rental payments or any other type of rental concession, other than those which already have expired, except for the following:
_________________________________________________.

            9. All fixed rents and other rentals under the Lease (including the payment of any taxes, utilities, common area maintenance payments or other charges) that are currently due have been paid. All such rentals are being paid on a current basis. Tenant has no claims for offsets, defenses or deductions.

            10. No person, firm or other entity (including any subtenant) other than Tenant is in possession of the Premises.

            11. Tenant is not the subject of any pending bankruptcy, insolvency, debtor's relief, reorganization, receivership, or similar proceedings, nor the subject of any ruling with respect to any of the foregoing.

            12. Tenant does not have any option or preferential right to purchase all or any part of the Property or all or any part of the building of which the Premises are a part, nor any right, title or interest with respect to the Property other than as Tenant under the Lease.

            13. There are no uncured defaults by Landlord under the Lease, and Tenant knows of no events or conditions which, with the passage of time, or notice, or both, would constitute a default by Landlord under the Lease or any of the related agreements described above.

            14. The improvements and space required to be furnished according to the Lease have been duly delivered by Landlord and accepted by Tenant and the Premises are in good condition and not in need of repair as of the date of this Certificate.

            15. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have, to the best of Tenant's knowledge, been satisfied.

            16. Tenant has been advised that Landlord intends to sell the Property, including the building in which the Premises are located, to , or an assignee ("PURCHASER"). Accordingly, Tenant understands that this Certificate shall be relied upon by Purchaser.

            17. To the best of Tenant's knowledge, Tenant has not stored, dumped, spilled or in any manner deposited any hazardous or toxic materials, waste or substances on the Property in violation of any law. Tenant has received no notice of and has no knowledge of any violation or claimed violation of law relating to hazardous or toxic materials, waste or substances.

It is understood that Purchaser is requiring this Certification from Tenant as a condition to the purchase of the Property from the Landlord, and that Purchaser is relying on this Certificate. After receipt of notice from Landlord that the sale has been completed, Tenant will honor the assignment of Landlord's interest in the Lease.

Dated this _________ day of ____________, 20__.

                  TENANT:

                        EXHIBIT L - RULES AND REGULATIONS

                              RULES AND REGULATIONS

A. GENERAL RULES AND REGULATIONS. The following rules and regulations govern the use of the Office Building and the Office Building Project. Tenant will be bound by such rules and regulations and agrees to cause Tenants Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice maybe installed or displayed on any part of the outside or inside of the Office Building or the Office Building Project without the prior written consent of Landlord. Landlord will have the right to remove, at Tenants expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises including from within any Interior Common Areas.

3. Tenant will not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators, or stairways of the Office Building Project. The halls, passages, exits, entrances, elevators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord will in all cases retain the right to control and prevent access thereto by all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Office Building Project and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any Tenant will go upon the roof of the Office Building.

4. Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills or any other written material, peddling, sales and displays of products, goods and wares in all portions of the Office Building Project except as maybe expressly permitted under the Lease. Such restrictions may include limitations on time, place, manner and duration of access to a Tenant's Premises for such purposes. Without limiting the foregoing, Landlord may require that such parties use service elevators, halls, passageways and stairways for such purposes to preserve access within in the Office Building for Tenant and the general public.

5. Landlord reserves the right to require Tenant to periodically provide Landlord with a written list of any and all business invitees which periodically or regularly provide goods and services to such Tenant at the Premises. Landlord reserves the right to preclude all vendors from entering or conducting business within the Office Building Project if such vendors are not listed on a Tenant's list of requested vendors.

6. Landlord reserves the right to exclude any person from the Office Building between the hours of 6 p.m. and 8 a.m. the following business day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is mown to the person or employee in charge of the Office Building or has a pass or is properly identified. Tenant will be responsible for all persons for whom it requests passes and will be liable to Landlord for all acts of such persons. Landlord will not be liable for damages for any error with regard to the admission to or exclusion from the Office .Building of any person. Landlord reserves the right to prevent access to the Office Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action. prevent access to the Office Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

7. Intentionally Omitted

8. Intentionally Omitted

9. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. If the Premises are equipped with a card key entry system, Landlord will provide as many access cards as Tenant reasonably request for its employees. Landlord may make a reasonable charge for any additional keys and for each access card requested by Tenant. Tenant shall not make or leave made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, will pay Landlord therefor. Tenant will require each of its employees which has an access card to return the access card to Landlord upon termination of employment. Landlord reserves the right to impose additional rules and regulations regarding access cards.

10. If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord's approval, and comply with Landlord's reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord.

11. Freight elevator(s) will be available for use by all Tenants in the Office Building, subject to such reasonable scheduling as Landlord, in its discretion, deems appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Office Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items will, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items. No deliveries will be made which impede or interfere with other tenants or the operation of the Office Building.

12. Tenant will not place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord will have the right to reasonably prescribe the weight, size and position of all safes, heavy equipment, files, materials, fixture or other property brought into the Office Building. Heavy objects will, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms will be provided at Tenants expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Office Building or to any space therein to such a degree as to be objectionable to any tenants in the Office Building or Landlord, are to be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. Tenant will be responsible for all structural engineering required to determine structural load, as well as the expense thereof. The persons employed to move such equipment in or out of the Office Building must be reasonably acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Office Building by maintaining or moving such equipment or other property will be repaired at the expense of Tenant.

13. Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment Tenant will not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Office Building by reason of noise, odors or vibrations, nor will Tenant bring into or keep in or about the Premises any birds or animals.

14. Tenant will not use any method of heating or air conditioning other than that supplied by Landlord without Landlords prior written consent.

15. Tenant will not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Office Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and will refrain from attempting to adjust controls.

16. Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Office Building. Without the written consent of Landlord, Tenant will not use the name of the Office Building or the Office Building Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

17. Tenant will close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and lighting or gas before Tenant and its employees leave the Premises. Tenant will be responsible for any damage or injuries sustained by other tenants or occupants of the Office Building or by Landlord for noncompliance with this rule.

18. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the Tenant who, or whose employees or invitees, break this rule. Cleaning of equipment of any type is prohibited. Shaving is prohibited.

19. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

20. Tenant will not install any radio or television antenna, loudspeaker, satellite dishes or other devices on the roofs) or exterior walls of the Office Building or the Office Building Project.

Tenant will not interfere with radio or television broadcasting or reception from or in the Office Building Project or elsewhere.

21. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to Alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

22. Tenant will not install, maintain or operate upon the Premises any vending machines without the written consent of Landlord.

23. Landlord reserves the right to exclude or expel from the Office Building Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Office Building.

24. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

25. The Premises will not be used for lodging or for the storage of merchandise held for sale to the general public, or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking will be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven for employees use will be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Neither Tenant nor any of its employees, agents, customers and invitees may use in any space or in the public halls of the Office Building or the Office Building Project any hand truck except those equipped with rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant will not bring any other vehicles of any kind into the Office Building.

27. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

28. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

29. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the Tenants in the Office Building or the Office Building Project, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

30. Smoking is prohibited in the Office Building and parking structures. Tenant and any of its employees, agents, clients, customers, invitees and guests who desire to smoke, may smoke only within outside smoking areas within the Office Building Project, as designated by Landlord from time to time.

31. Tenant's requirements will be attended to only upon appropriate application to Landlord's management office for the Office Building Project by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Office Building Project.

33. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Office Building Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

B. PARKING RULES AND REGULATIONS. The following rules and regulations govern the use of the parking facilities which serve the Office Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants. assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, subtenants, customers or invitees to (a) be parked in any stall not licensed to Tenant, or (b) loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up tricks. No extended term storage of vehicles is permitted. 2. Vehicles must be parked entirely within permitted stall lines of a single parking stall.

3. All directional signs and arrows must be observed.

4. The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where "no parking" signs are posted; (d) in spaces marked reserved (other than spaces licensed to Tenant); (e) in cross-latched areas; and (f) in such other areas as may be designated from time to time by Landlord or Landlord's parking operator.

6. Landlord reserves the right, with respect to any card which is reported lost or stolen and which is subsequently found in the possession of an unauthorized person to confiscate such card and the illegal holder will be subject to prosecution.

7. All damage or loss claimed to be the responsibility of Landlord must be reported, itemized in writing and delivered to the management office located within the Office Building Project within the (10) business days after any claimed damage or loss occurs. Any claim not so made is waived. Landlord is not responsible for damage by water or fire, or for the acts or omissions of others, or for articles left in vehicles. In any event, the total liability of Landlord, if any, is limited to Two Hundred Fifty Dollars ($250.00) for all damages or loss to any car. Landlord is not responsible for loss of use.

8. The parking operators, managers or attendants are not authorized to make or allow any exceptions to these rules and regulations, without the express written consent of Landlord. Any exceptions to these rules and regulations made by the parking operators, managers or attendants without the express written consent of Landlord will not be deemed to have been approved by Landlord.

9. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

10. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

                        EXHIBIT K - ESTOPPEL CERTIFICATE

                           TENANT ESTOPPEL CERTIFICATE

Re:

      ("TENANT") ETelecare Global Solutions, Inc.

      (the "PREMISES") 8901 East Raintree Drive

To Whom It May Concern:

The undersigned is the Tenant (the "TENANT") under that certain Lease of the Premises dated as of March 23, 2005, covering 33,766 square feet in Suites 100 and 200 of the building located at 8901 East Raintree Drive (the "PROPERTY"), made with Pima/Raintree Partners, L.L.C., an Arizona limited liability company, the record Owner of the Property (the "LANDLORD"). The undersigned hereby certifies, at the date hereof, as follows:

      1. The copy of the Lease attached hereto (the "Lease") is an accurate, current and complete copy thereof and the Lease has not been amended, canceled, supplemented or otherwise altered.

      2. The Lease has been duly authorized executed and delivered by Tenant and is binding on Tenant; the Lease is in full force and effect.

      3. The Lease sets forth the entire agreement between Tenant and Landlord with respect to the leasing of the Premises, including but not limited to all understandings and agreements relating to the construction or installation of any leasdhold improvements by Landlord and to the conditions precedent to occupancy of the Premises by Tenant.

      4. The term of the Lease commenced in August 1, 2005 and shall expire on July 31, 2010, unless sooner terminated in accordance with the terms of the Lease. Tenant has no rights to renew or extend the term of the Lease or any expansion rights under the Lease except one(1) Option(s) to Renew the Lease Term for a period of five (5) years for each Option.

      5. Tenant entered into occupancy of the Premises described in the Lease on July 1, 2000, and is in possession of and occupies those Premises for purposes permitted under the Lease and, to the best of the Tenant's knowledge, no other person or firm other than Landlord has a future right to the Premises.

      6. Tenant has prepaid to Landlord pursuant to the Lease the amount of $0.00 as advance rentals and the amount of $0.00 as a security deposit.

      7. The following amounts, among others, are payable to Landlord by Tenant under the Lease, and the last dates for which such amounts have been paid are as set forth below.

AMOUNT                                 DATE LAST
-----                                  ---------
PAID $45,021.33                        PAID 10-01-2005

Monthly Fixed Rent $45,021.33.

      8. Tenant has no right to any free rent, rebate of rental payments or any other type of rental concession other than those which already have expired, except for the following: N/A.

      9. All fixed rents and other rentals under the Lease (including the payment of any taxes, utilities, common area maintenance payments or other charges) that are currently due have been paid. All such rentals are being paid on a current basis. Tenant has no claims for offsets, defenses or deductions.

      10. No person, firm or other entity (including any subtenant) other than Tenant is in possession of the Premises.

      11. Tenant is not the subject of any pending bankruptcy, insolvency, debtor's relief, reorganization, receivership, or similar proceedings, nor the subject of any Ruling with respect to any foregoing.

      12. Tenant does not have any option or preferential right to purchase all or any part of the Property or all or any part of the building of which the Premises are a part, nor any right, title or interest with respect to the Property other than as Tenant under the Lease.

      13. There are no uncured defaults by Landlord under the Lease, and Tenant knows of no events or conditions which, with the passage of time, or notice, or both, would constitute a default by Landlord under the Lease or any of the related agreements described above.

      14. The improvements and space required to be furnished according to the Lease have been duly delivered by Landlord and accepted by Tenant and the Premises are in good condition and not in need of repair as of the date of this Certificate.

      15. All conditions of the Lease to be performed by Landlord and necessary to the enforceability of the Lease have, to the best of the Tenant's knowledge, been satisfied.

      16. Tenant has been advised that Landlord intends this estoppel to be used for lender to distribute funds to vendors for work performed at 8901 East Raintree.

      17. To the best of Tenant's knowledge, Tenant has not stored, dumped, pilled or in any manner deposited any hazardous or toxic materials, waste or substances on the Property in violation of any law. Tenant has received no notice of and has no knowledge of any violation or claimed violation of law relating to hazardous or toxic materials, waste or substances.

It is understood that Lender is requiring this Certificate from Tenant.

Dated this 27 day of Oct, 2005.

                             TENANT:

                                      ETelecare Global Solutions
                                      Arizona, INC.,
                                      An Arizona Corporation

                                        By    /s/ Bruce Fredett-Roman
                                            -------------------------
                                              Bruce Fredett-Roman

                                        Its  CONTROLLER